UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6383
                                                     ---------------------

               Nuveen Michigan Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                     ANNUAL REPORT July 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                             NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUM

                             NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NMP

                               NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NZW

                                 NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUO

                                   NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXI

                                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NBJ

                                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NVJ

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with tax-free monthly income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Perspective and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio


--------------------------------------------------------------------------------
NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED
PORTFOLIO ..... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL
GOALS.
--------------------------------------------------------------------------------


may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2004

Nuveen Investments Municipal Closed-End Exchange-Traded Funds
(NUM, NMP, NZW, NUO, NXI, NBJ, NVJ)

Portfolio Managers'
        PERSPECTIVE


Portfolio managers Dan Solender and Cathryn Steeves discuss the market environment, key investment strategies and the annual performance of the Michigan and Ohio Funds. With 12 years of investment experience, including eight at Nuveen, Dan assumed portfolio management responsibility for these Funds in November 2003. After the end of this reporting period, in August 2004, Cathryn assumed responsibility for the four Ohio Funds (NUO, NXI, NBJ, and NVJ). Cathryn has been a research analyst and portfolio manager with Nuveen since 1996.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE FISCAL YEAR ENDED JULY 31, 2004?

During much of this reporting period, the U.S. economy demonstrated signs of improvement, as increased capital spending and a rise in consumer confidence helped fuel strong growth in the overall gross domestic product. However, toward the end of the 12-month period, higher energy costs and the improving employment picture began to raise fears of a potential pick-up in inflation. This combination of inflation concerns and general economic momentum--plus continued geopolitical uncertainty--served as a catalyst for heightened volatility in the fixed-income markets. Although interest rates remained at or near historical lows through much of this 12-month period, yields in the long-term bond markets, including the municipal market, were increasingly driven by expectations that the Federal Reserve would raise short-term interest rates and by speculation over the timing and extent of those rate hikes.

As an example of this interest rate volatility, the Bond Buyer 25 Revenue Bond Index, a widely followed municipal market benchmark, began this 12-month reporting period with a yield of 5.41%. After briefly touching 5.50%, the yield fell steadily to 4.73% by mid-March 2004. From there, the Index's yield rose back to 5.31% by July 31, 2004.

On June 30, 2004, the Fed moved to increase the fed funds rate by 25 basis points to 1.25%, the first increase in four years, noting that it anticipated taking a "measured" approach to further tightening to avoid potential derailment of the economic recovery. (On August 10, 2004, following the close of this reporting period, the Fed added another 25 basis points, bringing the target rate to 1.50%.)

In general, municipal supply nationwide remained relatively strong over the entire 12-month reporting period. About $366.5 billion in new bonds came to market during this period, down 7% from the preceding 12 months. The decrease in issuance was more evident late in the period, with $214 billion in new municipal supply for the first seven months of 2004 compared with $239 billion for January-July 2003.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN MICHIGAN AND OHIO?
Although challenges remain, Michigan's economy finally appeared to be on the road to recovery. The state's business and services industries, as well as the life sciences and high-tech sectors, experienced modest, but accelerated, growth, and its industrial base slowly continued to diversify. Although down significantly from the 7.5% rate in July 2003, Michigan's unemployment rate of 6.8% in July 2004 remained well above the national average of 5.5%. The state's high cost structure and unionized workforce continued to provide impetus for consolidations, plant shutdowns and outsourcing to countries with lower labor costs. The state's rainy day and reserve funds were depleted in fiscal 2003, and Michigan turned to issuing $1.2 billion in cashflow notes to balance the fiscal 2004 budget. As of July 31, 2004, state lawmakers had not agreed on a plan to close the $1.3 billion budget shortfall for fiscal 2005, which begins October 1, 2004. However, we believe that Michigan's debt levels remain manageable, and leave some flexibility in bond financing if revenues fail to meet projected targets. During this 12-month reporting period, issuers in Michigan sold $8.8 billion in new municipal bonds, a decrease of 25% from the previous 12 months. In late 2003, Moody's downgraded Michigan's general obligation debt to Aa1 from Aaa, and Standard & Poor's also revised its rating to AA+ from AAA. Both credit agencies maintained a stable outlook for the state based on Michigan's efforts to overcome the decline in state revenues and achieve a balanced budget.

Ohio's economy also appeared to be gradually emerging from recession. Modest job creation has replaced some of the massive job losses in manufacturing, and growth in the business/professional services and education sectors provided welcome diversity to the state economy. As of July 2004, unemployment in Ohio was 5.9%, down from 6.3% in July 2003. Ohio's budget shortfall of $373 million for fiscal 2005 was closed through spending cuts, including Medicaid reductions, and the delay of a $100 million transfer to the state's budget stabilization fund. The fiscal 2004-2005 $48.9 billion biennial budget is also reliant on a two-year sales tax increase, which is expected to generate $1.25 billion annually. In contrast to the national trend, municipal issuance in Ohio was up 15% over the 12 months ended July 2004, with $10.9 billion in new securities. Over the year period, the state's general obligation debt retained its ratings of Aa1 with a negative outlook from Moody's and AA+ with a stable outlook from S&P. Moody's negative outlook reflects the state's continued shortfalls in tax receipts and budget deficits that created pressure in 2004 and into 2005.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THE 12 MONTHS ENDED JULY 31, 2004?

As the market continued to anticipate rising interest rates, our major focus during this fiscal year remained on positioning our Funds in maturities with the best expected returns, and on aligning the Funds to have more consistent interest rate risk. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). We focused primarily on the 15 to 20 year maturity range, and we also bought bonds with coupons above current market rates to provide a degree of cushion for the Funds if rates were to rise. In many cases, bonds in the 15 to 20 year maturity range offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return prospects. We also added some bonds in the 10-year maturity range when we found what we believed were attractive opportunities. We think this yield curve positioning should also help the Funds produce more consistent returns over time as interest rates rise and fall.

In keeping with this strategy, some of the bonds we purchased carried coupons that were higher than current market rates. These "premium" bonds have the potential to help cushion the impact on the value of the Funds' portfolios if interest rates continue to rise. Some of these additions were financed through the sale of bonds with longer maturities (i.e., beyond 20 years). We also reduced our positions in pre-refunded and escrowed bonds in the three older Funds (NUM, NMP, and NUO). In NUO, for example, we cut our pre-refunded and escrowed holdings in half over the 12 month period, from 20% to 10%. In addition, because healthcare bonds were performing well, certain Funds took advantage of opportunities to sell selected bonds at attractive prices and modestly reduce their healthcare holdings. We tried to reinvest these proceeds in a variety of sectors to enhance the Funds' overall diversification.

In addition, we tried to balance the desire for quality with the need to generate income, especially in the newer Funds. For example, while we sold some lower-rated Puerto Rico tobacco bonds from NUO's and NBJ's portfolios, we maintained or added to our holdings in NXI and NVJ because of the higher yields offered by these bonds. We also added new BBB rated and sub-investment grade rated bonds to some of the portfolios to better diversify their lower credit quality holdings.

HOW DID THE FUNDS PERFORM?
Individual results for the Nuveen Michigan and Ohio Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 7/31/04
(Annualized)

MICHIGAN FUNDS             1-YEAR           5-YEAR            10-YEAR
---------------------------------------------------------------------
NUM                          9.52%          7.14%             7.03%
---------------------------------------------------------------------
NMP                          8.56%          7.18%             7.37%
---------------------------------------------------------------------
NZW                         10.00%          NA                NA
---------------------------------------------------------------------
Lipper Michigan
Municipal Debt Funds
Average1                     9.13%          7.25%             6.92%
---------------------------------------------------------------------

OHIO FUNDS
---------------------------------------------------------------------
NUO                          7.87%          6.51%             7.25%
---------------------------------------------------------------------
NXI                          9.54%          NA                NA
---------------------------------------------------------------------
NBJ                         10.33%          NA                NA
---------------------------------------------------------------------
NVJ                          9.72%          NA                NA
---------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average2                     9.64%          7.01%             7.28%
---------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3                  5.79%          6.07%             6.38%
---------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended July 31, 2004, the total returns on net asset value
(NAV) for all seven Funds in this report outperformed the return on the Lehman Brothers index. NUM and NZW also outperformed their Lipper Michigan peer group, while NMP trailed this average. Among the Ohio Funds, NBJ bested the Lipper Other States group average, NVJ and NXI performed roughly in line with this measure, and NUO lagged its peer group.


1 The Lipper Michigan Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 7 funds; 5 years, 5 funds; and 10 years, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends. It should be noted that the performance of the Lipper Other States category represents the overall average of annual returns for funds from 10 different states with a wide variety of economic and municipal market conditions and investment guidelines, making direct comparisons less applicable.

3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman indexes do not reflect any expenses.

One of the primary factors benefiting the performance of each of these Funds relative to that of the unleveraged Lehman index was the Funds' use of leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially when there are substantial shifts in interest rates, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates are low and long-term rates are relatively steady or falling.

All of these Funds also benefited from their allocations of lower quality bonds, which outperformed higher quality securities as the economy improved. In fact, some of the differences between the returns of these Funds reflect the varying allocations to these lower-rated securities, especially in Michigan. As of July 31, 2004, NZW had the greatest allocation (7%) of bonds rated BBB or lower among the Michigan Funds, while NMP had the lowest (3%). Among the Ohio Funds, NBJ's total return was enhanced by its holdings of BBB rated bonds. One example was the strong performance of bonds issued by Ohio Higher Educational Facilities Commission for Wittenberg University.

The healthcare sector, and particularly lower-rated hospital credits, also was a strong performer over the 12 month period. All seven Funds had sizeable allocations to this sector, ranging from 17% in NUO to 16% in NBJ, 15% in NVJ, 14% in NXI, 13% in NUM, 12% in NMP, and 11% in NZW. For at least part of this reporting period, all three Michigan Funds held positions in Ba3 rated bonds issued for Detroit Medical Center, which helped to boost their performance. Similarly, all four Ohio Funds held Baa1 rated Summa Health System bonds issued by the Akron, Bath and Copley Joint Township Hospital District for at least part of the period.

Also making a positive contribution to the Ohio Funds' total returns were BBB rated bonds issued by Puerto Rico and backed by revenues from the 1998 master tobacco settlement agreement. These bonds had the largest impact on NVJ.

Among the Funds' holdings that did not perform as well during this period were pre-refunded bonds, which underperformed the market as a whole, as measured by the Lehman index. Among the Michigan Funds, NMP had the heaviest weighting of

U.S. Guaranteed bonds, while NUO had the highest exposure among the Ohio Funds. We worked to reduce our positions in these bonds over the 12 month period.


HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?
With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of these seven Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to implement two dividend increases in NBJ and one increase in NUM and NXI, while helping to maintain the dividends of NMP, NZW, NUO and NVJ throughout the period. In addition, due to capital gains generated by trading activity as part of our yield curve positioning strategy, common shareholders of NUM, NMP, NUO, NXI and NVJ received substantial capital gains and net ordinary income distributions at the end of December 2003.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2004, all seven of the Funds in this report had positive UNII balances.

As of the end of this reporting period, NUO was trading at a premium to its NAV, while the other six Funds were trading at discounts. As of July 31, 2004, all of the Funds were trading at smaller premiums or larger discounts than their average premium or discount over the course of the entire 12 month fiscal year.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2004?
Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of July 2004, these seven Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 90% in NMP to 89% in NUM, 86% in NZW, 84% in NUO, 77% in NVJ, 75% in NBJ and 71% in NXI.

As of July 31, 2004, potential call exposure for these Funds during 2004-2005 ranged from zero in NZW and NVJ to 2% in NBJ, 6% in NUM, 10% in NXI, 12% in NUO and 13% in NMP. The number of actual bond calls in all of the Funds will depend largely on market interest rates.

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM

Performance
     OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 77%
AA                                  12%
A                                    6%
BBB                                  3%
NR                                   1%
BB or Lower                          1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.078
Sep                                 0.079
Oct                                 0.079
Nov                                 0.079
Dec                                 0.079
Jan                                 0.079
Feb                                 0.079
Mar                                 0.079
Apr                                 0.079
May                                 0.079
Jun                                 0.079
Jul                                 0.079


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              15.26
                                    15.21
                                    15.23
                                    15.07
                                    15.18
                                    15.28
                                    15.05
                                    15.43
                                    15.51
                                    15.87
                                    15.77
                                    15.83
                                    15.9
                                    16
                                    16.15
                                    16.15
                                    16.25
                                    15.96
                                    15.92
                                    16.47
                                    16.11
                                    16.38
                                    16.5
                                    16.34
                                    16.37
                                    16.37
                                    16.39
                                    16.4
                                    16.53
                                    16.59
                                    16.55
                                    16.43
                                    16.05
                                    15.65
                                    15.22
                                    15.25
                                    15.16
                                    14.7
                                    14.55
                                    14.44
                                    14.77
                                    14.84
                                    14.89
                                    14.75
                                    14.63
                                    14.9
                                    15
                                    15.05
                                    15.07
7/31/04                             15.2



FUND SNAPSHOT
------------------------------------
Share Price                   $15.20
------------------------------------
Common Share
Net Asset Value               $15.51
------------------------------------
Premium/(Discount) to NAV     -2.00%
------------------------------------
Market Yield                   6.24%
------------------------------------
Taxable-Equivalent Yield1      9.04%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $181,114
------------------------------------
Average Effective
Maturity (Years)               17.00
------------------------------------
Leverage-Adjusted Duration      9.31
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          5.17%         9.52%
------------------------------------
5-Year          4.78%         7.14%
------------------------------------
10-Year         6.58%         7.03%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           29%
------------------------------------
U.S. Guaranteed                  15%
------------------------------------
Tax Obligation/Limited           15%
------------------------------------
Healthcare                       13%
------------------------------------
Utilities                         9%
------------------------------------
Water and Sewer                   6%
------------------------------------
Education and
  Civic Organizations             6%
------------------------------------
Other                             7%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a capital gains and net ordinary income distributions in December 2003 of $0.1083 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP

Performance
     OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 70%
AA                                  20%
A                                    7%
BBB                                  1%
BB or Lower                          2%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.077
Sep                                 0.077
Oct                                 0.077
Nov                                 0.077
Dec                                 0.077
Jan                                 0.077
Feb                                 0.077
Mar                                 0.077
Apr                                 0.077
May                                 0.077
Jun                                 0.077
Jul                                 0.077


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.71
                                    15.05
                                    14.91
                                    14.6
                                    14.55
                                    14.72
                                    14.83
                                    15.03
                                    15.06
                                    15.5
                                    15.5
                                    15.42
                                    15.55
                                    15.9
                                    15.86
                                    15.89
                                    15.88
                                    15.9
                                    15.53
                                    16.02
                                    15.73
                                    16
                                    16.15
                                    15.97
                                    15.97
                                    15.81
                                    15.88
                                    15.95
                                    16.03
                                    16.1
                                    16.1
                                    16.05
                                    15.75
                                    15.7
                                    15.1
                                    14.26
                                    14.6
                                    14.4
                                    13.85
                                    13.9
                                    14.03
                                    14.08
                                    14.04
                                    14.1
                                    13.82
                                    14.17
                                    14.4
                                    14.5
                                    14.3
7/31/04                             14.37


FUND SNAPSHOT
------------------------------------
Share Price                   $14.37
------------------------------------
Common Share
Net Asset Value               $15.19
------------------------------------
Premium/(Discount) to NAV     -5.40%
------------------------------------
Market Yield                   6.43%
------------------------------------
Taxable-Equivalent Yield1      9.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $117,529
------------------------------------
Average Effective
Maturity (Years)               16.52
------------------------------------
Leverage-Adjusted Duration      7.77
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          5.46%         8.56%
------------------------------------
5-Year          5.75%         7.18%
------------------------------------
10-Year         7.91%         7.37%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           24%
------------------------------------
Tax Obligation/Limited           19%
------------------------------------
U.S. Guaranteed                  17%
------------------------------------
Healthcare                       12%
------------------------------------
Utilities                        11%
------------------------------------
Education and
  Civic Organizations             6%
------------------------------------
Water and Sewer                   5%
------------------------------------
Housing/Multifamily               5%
------------------------------------
Other                             1%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.4099 per share.

Nuveen Michigan Dividend Advantage Municipal Fund
NZW

Performance
      OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  18%
A                                    9%
BBB                                  3%
BB or Lower                          2%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.0745
Sep                                 0.0745
Oct                                 0.0745
Nov                                 0.0745
Dec                                 0.0745
Jan                                 0.0745
Feb                                 0.0745
Mar                                 0.0745
Apr                                 0.0745
May                                 0.0745
Jun                                 0.0745
Jul                                 0.0745

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              15.1
                                    14.98
                                    14.66
                                    14.5
                                    14.45
                                    14.55
                                    14.66
                                    14.8
                                    14.65
                                    15.02
                                    14.98
                                    15.12
                                    15.18
                                    15.06
                                    15.12
                                    15.23
                                    15.25
                                    15.35
                                    15.2
                                    15.6
                                    15.42
                                    15.59
                                    15.84
                                    15.66
                                    15.7
                                    15.79
                                    15.8
                                    15.83
                                    16.07
                                    15.73
                                    15.9
                                    15.96
                                    15.89
                                    14.8
                                    14.2
                                    13.97
                                    14.35
                                    14.1
                                    14.26
                                    13.76
                                    13.97
                                    13.81
                                    13.74
                                    13.65
                                    13.52
                                    13.7
                                    14.01
                                    14.08
                                    14.35
7/31/04                             14.65


FUND SNAPSHOT
------------------------------------
Share Price                   $14.65
------------------------------------
Common Share
Net Asset Value               $14.82
------------------------------------
Premium/(Discount) to NAV     -1.15%
------------------------------------
Market Yield                   6.10%
------------------------------------
Taxable-Equivalent Yield1      8.84%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $30,538
------------------------------------
Average Effective
Maturity (Years)               19.75
------------------------------------
Leverage-Adjusted Duration      6.66
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          2.99%        10.00%
------------------------------------
Since Inception 4.93%         7.08%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           31%
------------------------------------
Tax Obligation/Limited           19%
------------------------------------
Healthcare                       11%
------------------------------------
Utilities                        10%
------------------------------------
U.S. Guaranteed                   8%
------------------------------------
Water and Sewer                   8%
------------------------------------
Education and
  Civic Organizations             5%
------------------------------------
Other                             8%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO

Performance
      OVERVIEW  As of July 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 65%
AA                                  19%
A                                    9%
BBB                                  5%
NR                                   1%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.0835
Sep                                 0.0835
Oct                                 0.0835
Nov                                 0.0835
Dec                                 0.0835
Jan                                 0.0835
Feb                                 0.0835
Mar                                 0.0835
Apr                                 0.0835
May                                 0.0835
Jun                                 0.0835
Jul                                 0.0835

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              17
                                    16.84
                                    16.17
                                    16.14
                                    16.36
                                    16.5
                                    16.65
                                    16.72
                                    16.75
                                    16.74
                                    16.65
                                    16.83
                                    16.92
                                    17.27
                                    17.52
                                    17.2
                                    17.36
                                    17.57
                                    17.73
                                    18.35
                                    18.16
                                    18.18
                                    18.45
                                    18.31
                                    18.1
                                    18.08
                                    18.06
                                    18.35
                                    18.4
                                    18.49
                                    18.73
                                    18.78
                                    18.3
                                    17.78
                                    17.3
                                    16.55
                                    16
                                    15.8
                                    15.31
                                    15.53
                                    15.93
                                    16.09
                                    16.05
                                    15.62
                                    15.72
                                    16.03
                                    16.58
                                    16.62
                                    16.64
7/31/04                             16.3



FUND SNAPSHOT
------------------------------------
Share Price                   $16.30
------------------------------------
Common Share
Net Asset Value               $16.21
------------------------------------
Premium/(Discount) to NAV      0.56%
------------------------------------
Market Yield                   6.15%
------------------------------------
Taxable-Equivalent Yield1      9.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $156,634
------------------------------------
Average Effective
Maturity (Years)               17.45
------------------------------------
Leverage-Adjusted Duration      8.38
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          2.59%         7.87%
------------------------------------
5-Year          4.06%         6.51%
------------------------------------
10-Year         6.86%         7.25%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           31%
------------------------------------
Healthcare                       17%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Water and Sewer                   8%
------------------------------------
Utilities                         7%
------------------------------------
Housing/Multifamily               6%
------------------------------------
Education and
  Civic Organizations             6%
------------------------------------
Transportation                    5%
------------------------------------
Other                            10%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.2139 per share.

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Performance
      OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 50%
AA                                  21%
A                                   13%
BBB                                 13%
NR                                   1%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.0785
Sep                                 0.081
Oct                                 0.081
Nov                                 0.081
Dec                                 0.081
Jan                                 0.081
Feb                                 0.081
Mar                                 0.081
Apr                                 0.081
May                                 0.081
Jun                                 0.081
Jul                                 0.081

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.2
                                    14.53
                                    14.36
                                    14.45
                                    14.33
                                    14.51
                                    14.4
                                    14.85
                                    14.64
                                    15.09
                                    14.75
                                    14.87
                                    15.12
                                    15.4
                                    15.38
                                    15.4
                                    15.4
                                    16
                                    15.51
                                    16.15
                                    16.25
                                    16.3
                                    16.5
                                    16
                                    16.2
                                    16.9
                                    16.49
                                    16.75
                                    16.95
                                    16.85
                                    16.96
                                    16.92
                                    16.3
                                    15.89
                                    15.1
                                    15.05
                                    14.65
                                    14.19
                                    14.36
                                    14.48
                                    14.56
                                    14.17
                                    14.31
                                    14.44
                                    14.57
                                    14.6
                                    14.81
                                    15
                                    14.86
7/31/04                             14.8


FUND SNAPSHOT
------------------------------------
Share Price                   $14.80
------------------------------------
Common Share
Net Asset Value               $15.05
------------------------------------
Premium/(Discount) to NAV     -1.66%
------------------------------------
Market Yield                   6.57%
------------------------------------
Taxable-Equivalent Yield1      9.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,642
------------------------------------
Average Effective
Maturity (Years)               17.89
------------------------------------
Leverage-Adjusted Duration      8.42
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year         10.70%         9.54%
------------------------------------
Since Inception 5.58%         7.74%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           27%
------------------------------------
Education and
  Civic Organizations            17%
------------------------------------
Healthcare                       14%
------------------------------------
Tax Obligation/Limited           10%
------------------------------------
Utilities                         9%
------------------------------------
Water and Sewer                   7%
------------------------------------
Housing/Multifamily               5%
------------------------------------
Housing/Single Family             4%
------------------------------------
Other                             7%
------------------------------------


1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0170 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Performance
     OVERVIEW  As of July 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 63%
AA                                  12%
A                                   11%
BBB                                 11%
NR                                   3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.075
Sep                                 0.076
Oct                                 0.076
Nov                                 0.076
Dec                                 0.077
Jan                                 0.077
Feb                                 0.077
Mar                                 0.077
Apr                                 0.077
May                                 0.077
Jun                                 0.077
Jul                                 0.077

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.3
                                    14.59
                                    14.37
                                    13.98
                                    13.91
                                    14.07
                                    14.2
                                    14.45
                                    14.65
                                    14.81
                                    14.56
                                    14.7
                                    14.81
                                    15.11
                                    15.2
                                    15.11
                                    15.17
                                    15.09
                                    15.2
                                    15.64
                                    15.75
                                    16.59
                                    16.15
                                    16.21
                                    16.14
                                    16
                                    15.92
                                    15.97
                                    16.09
                                    15.95
                                    16.11
                                    16.42
                                    15.8
                                    15.12
                                    14.6
                                    14.3
                                    14.05
                                    14.15
                                    13.95
                                    14
                                    14.05
                                    13.76
                                    13.7
                                    13.8
                                    13.77
                                    14.01
                                    14.13
                                    14.62
                                    14.62
7/31/04                             14.7


FUND SNAPSHOT
------------------------------------
Share Price                   $14.70
------------------------------------
Common Share
Net Asset Value               $14.85
------------------------------------
Premium/(Discount) to NAV     -1.01%
------------------------------------
Market Yield                   6.29%
------------------------------------
Taxable-Equivalent Yield1      9.39%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,268
------------------------------------
Average Effective
Maturity (Years)               17.67
------------------------------------
Leverage-Adjusted Duration      9.11
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          9.60%        10.33%
------------------------------------
Since Inception 5.10%         7.23%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           39%
------------------------------------
Healthcare                       16%
------------------------------------
Tax Obligation/Limited           11%
------------------------------------
Utilities                         9%
------------------------------------
Consumer Staples                  6%
------------------------------------
Transportation                    5%
------------------------------------
Water and Sewer                   5%
------------------------------------
Other                             9%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

Performance
     OVERVIEW  As of July 31, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 57%
AA                                  20%
A                                   16%
BBB                                  7%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.073
Sep                                 0.073
Oct                                 0.073
Nov                                 0.073
Dec                                 0.073
Jan                                 0.073
Feb                                 0.073
Mar                                 0.073
Apr                                 0.073
May                                 0.073
Jun                                 0.073
Jul                                 0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.44
                                    14.21
                                    13.99
                                    13.86
                                    13.71
                                    13.95
                                    14.01
                                    14.2
                                    14.1
                                    14.6
                                    14.38
                                    14.41
                                    14.35
                                    14.6
                                    14.5
                                    14.61
                                    14.74
                                    15.2
                                    15.28
                                    15.95
                                    16.01
                                    15.98
                                    15.92
                                    15.74
                                    16.1
                                    15.99
                                    16.25
                                    16.43
                                    15.95
                                    16.06
                                    16.6
                                    16.55
                                    15.89
                                    15.05
                                    14.6
                                    14.05
                                    13.8
                                    13.35
                                    13.1
                                    13.41
                                    13.6
                                    13.74
                                    13.65
                                    13.26
                                    13.41
                                    13.61
                                    14
                                    14.5
                                    14.2
7/31/04                             14.3


FUND SNAPSHOT
------------------------------------
Share Price                   $14.30
------------------------------------
Common Share
Net Asset Value               $14.93
------------------------------------
Premium/(Discount) to NAV     -4.22%
------------------------------------
Market Yield                   6.13%
------------------------------------
Taxable-Equivalent Yield1      9.15%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,208
------------------------------------
Average Effective
Maturity (Years)               17.29
------------------------------------
Leverage-Adjusted Duration     10.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          5.86%         9.72%
------------------------------------
Since Inception 3.98%         7.93%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           32%
------------------------------------
Tax Obligation/Limited           15%
------------------------------------
Healthcare                       15%
------------------------------------
Education and
  Civic Organizations             9%
------------------------------------
Water and Sewer                   9%
------------------------------------
Transportation                    6%
------------------------------------
Housing/Single Family             4%
------------------------------------
Other                            10%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0677 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 as of July 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2004, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 15, 2004

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

$       1,720   Ferris State College, Michigan, General Revenue Bonds,                4/08 at 100.00         AAA     $    1,739,402
                 Series 1998, 5.000%, 10/01/23 - AMBAC Insured

        1,685   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa          1,852,641
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          1,607,880
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          1,029,470
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

                Michigan Technological University, General Revenue Bonds,
                Series 2004A:
        1,060    5.000%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA          1,098,181
        1,115    5.000%, 10/01/22 - MBIA Insured                                     10/13 at 100.00         AAA          1,148,405
        1,170    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00         AAA          1,198,899

        1,000   Oakland University, Michigan, General Revenue Bonds,                  5/05 at 102.00         AAA          1,048,030
                 Series 1995, 5.750%, 5/15/15 - MBIA Insured

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                     11/09 at 101.00         AAA          3,672,981
        1,000    5.125%, 11/15/29 - FGIC Insured                                     11/09 at 101.00         AAA          1,011,330

        1,000   Western Michigan University, General Revenue Refunding               11/13 at 100.00         AAA          1,042,580
                 Bonds, Series 2003, 5.000%, 11/15/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.8%

        2,900   Dearborn Hospital Finance Authority, Michigan, Economic              11/05 at 102.00         AAA          3,077,567
                 Development Corporation, Hospital Revenue Bonds,
                 Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        1,235   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          1,249,931
                 Mortgage Hospital Revenue Bonds, Portage Health
                 System, Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA          3,592,610
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        2,052   Michigan State Hospital Finance Authority, Collateralized               No Opt. Call        Baa2          2,060,289
                 Loan, Detroit Medical Center, Series 2001, 7.360%, 4/01/07

        1,500   Michigan State Hospital Finance Authority, Hospital                   3/13 at 100.00          A1          1,581,315
                 Revenue Refunding Bonds, Henry Ford Health System,
                 Series 2003A, 5.625%, 3/01/17

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding         11/09 at 101.00           A          1,063,950
                 Bonds, OSF Healthcare System, Series 1999, 6.125%, 11/15/19

        1,700   Michigan State Hospital Finance Authority, Revenue                    8/09 at 101.00         AAA          1,857,709
                 Refunding Bonds, Mercy Health Services Obligated Group,
                 Series 1999X, 5.750%, 8/15/19 - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mount Clemens Corporation Obligated
                Group, Series 1999A:
        3,385    5.750%, 5/15/17 - MBIA Insured                                       5/09 at 101.00         AAA          3,690,090
          500    5.750%, 5/15/29 - MBIA Insured                                       5/09 at 101.00         AAA            525,765

        2,700   Michigan State Hospital Finance Authority, Hospital                   8/08 at 101.00         Ba3          1,890,702
                 Revenue Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding         11/09 at 101.00         BBB          1,005,250
                 Bonds, Memorial Healthcare Center Obligated Group,
                 Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          5,231,250
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24

        5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          5,559,290
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue Bonds,             No Opt. Call          AA          1,731,592
                 Series 1991, 0.000%, 12/01/10


                                       19


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.6%

$       2,675   Michigan Housing Development Authority, FNMA Limited                 12/20 at 101.00         AAA     $    2,787,430
                 Obligation Multifamily Housing Revenue  Bonds, Parkview
                 Place Apartments, Series 2002A, 5.550%, 12/01/34
                 (Alternative Minimum Tax)

        1,800   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa          1,811,070
                 Limited Obligation Multifamily Revenue Bonds, Renaissance
                 Apartments, Series 2002, 5.500%, 8/01/35 (Alternative
                 Minimum Tax)

        3,550   Michigan Housing Development Authority, Rental Housing                6/05 at 102.00         AAA          3,661,825
                 Revenue Bonds, Series 1995B, 6.150%, 10/01/15 -
                 MBIA Insured

        3,595   Michigan Housing Development Authority, Rental Housing                4/09 at 101.00         AAA          3,618,583
                 Revenue Bonds, Series 1999A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,000   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,043,060
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.8%

        3,300   Michigan State Hospital Finance Authority, Revenue                    1/07 at 102.00         N/R          2,999,370
                 Bonds, Presbyterian Villages of Michigan Obligated Group,
                 Series 1997, 6.375%, 1/01/25

          200   Michigan Strategic Fund, Limited Obligation Revenue                   7/08 at 101.00        BBB+            191,686
                 Refunding Bonds, Porter Hills Presbyterian Village,
                 Series 1998, 5.375%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 43.3%

                Allegan County Public School District, Michigan, General
                Obligation Bonds, Series 2000:
        1,850    5.600%, 5/01/20 - FSA Insured                                        5/10 at 100.00         AAA          2,025,509
        1,435    5.750%, 5/01/30 - FSA Insured                                        5/10 at 100.00         AAA          1,541,305

                Anchor Bay School District, Macomb and St. Clair Counties,
                Michigan, Unlimited Tax General Obligation Refunding
                Bonds, Series 2001:
        2,500    5.000%, 5/01/21                                                      5/11 at 100.00         AA+          2,563,875
        4,200    5.000%, 5/01/29                                                      5/11 at 100.00         AA+          4,205,628

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,            5/12 at 100.00         AA+          1,011,130
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25

        1,000   Belding School District, Ionia, Kent and Montcalm Counties,           5/08 at 100.00         AAA          1,003,820
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26 - AMBAC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds,                      10/12 at 100.50         AAA          1,254,348
                 Series 2002, 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, Saginaw               5/12 at 100.00         AA+          1,457,729
                 County, Michigan, General Obligation Bonds, Series 2002,
                 5.500%, 5/01/16

        2,110   Caledonia Community Schools, Kent, Allegan and Barry                  5/13 at 100.00         AA+          2,247,656
                 Counties, Michigan, General Obligation Bonds, Series 2003,
                 5.250%, 5/01/20

        1,000   Charlotte Public School District, Easton County, Michigan,            5/09 at 100.00         AAA          1,028,940
                 General Obligation Unlimited Tax School Building and Site
                 Bonds, Series 1999, 5.250%, 5/01/25 - FGIC Insured

        2,000   Clarkston Community Schools, Michigan, General Obligation             5/07 at 100.00         AAA          2,086,120
                 Bonds, School Bond Loan Fund - QSBLF, Series 1997,
                 5.250%, 5/01/23 - MBIA Insured

        2,000   Detroit City School District, Wayne County, Michigan,                   No Opt. Call         AAA          2,372,060
                 General Obligation Bonds, Series 2002A, 6.000%, 5/01/19 -
                 FGIC Insured

        1,000   East China School District, St. Clair County, Michigan,              11/11 at 100.00         AA+          1,087,260
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/20

        1,085   Freeland Community School District, Saginaw, Midland,                 5/10 at 100.00         AA+          1,157,684
                 and Bay Counties, Michigan, General Obligation Bonds,
                 Series 2000, 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Eaton, Clinton and Ionia                  5/05 at 102.00         AAA          3,432,099
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 1995, 5.375%, 5/01/24 - MBIA Insured

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        8,900    0.000%, 12/01/25                                                       No Opt. Call         AAA          2,831,713
        3,000    0.000%, 12/01/26                                                       No Opt. Call         AAA            889,020

        1,400   Howell Public Schools, Livingston County, Michigan,                  11/13 at 100.00         AA+          1,448,650
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/21


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00         AA+     $    1,650,255
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,              5/12 at 100.00         AA+          2,028,720
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24

          725   Lake Orion Community School District, Oakland County,                 5/05 at 101.00         AAA            748,410
                 Michigan, Unlimited Tax General Obligation Refunding
                 Bonds, Series 1995, 5.500%, 5/01/20 - AMBAC Insured

        1,790   Lansing Building Authority, Michigan, General Obligation              6/13 at 100.00         AAA          1,804,517
                 Bonds, Series 2003A, 5.000%, 6/01/26 - MBIA Insured

        1,785   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,852,562
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

        4,000   Michigan, General Obligation Bonds, Environmental                     5/13 at 100.00         AA+          4,291,080
                 Protection Program, Series 2003A, 5.250%, 5/01/20

        4,300   Montcalm County Building Authority, Michigan, Correctional            5/10 at 100.00         AAA          4,436,267
                 Facility Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25 - AMBAC Insured

        2,500   Montrose School District, Michigan, School Building and                 No Opt. Call         AAA          2,939,725
                 Site Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,255   Morenci Area Schools, Lenawee County, Michigan, General               5/12 at 100.00         AAA          1,339,123
                 Obligation Bonds, Series 2002, 5.250%, 5/01/19 -
                 MBIA Insured

        1,000   Muskegon Heights Public Schools, Muskegon County,                     5/09 at 100.00         AAA          1,001,810
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Bonds, Series 1999, 5.000%, 5/01/29 - MBIA Insured

        1,625   Northville Public Schools, Wayne County, Michigan, General           11/11 at 100.00         AA+          1,757,763
                 Obligation Bonds, Series 2001, 5.375%, 5/01/18

        1,000   Oakland County Building Authority, Michigan, General                  9/11 at 100.00         AAA          1,032,440
                 Obligation Bonds, Series 2002, 5.125%, 9/01/22

        1,225   Paw Paw Public School District, Van Buren, Michigan,                    No Opt. Call         AAA          1,301,648
                 General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/21 - FGIC Insured

        4,000   Pinckney Community Schools, Livingston and Washtenaw                  5/07 at 100.00         AAA          4,182,600
                 Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 1997,
                 5.500%, 5/01/27 - FGIC Insured

        4,200   Puerto Rico, Public Improvement General Obligation Refunding            No Opt. Call         AAA          4,784,346
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          685   Reeths-Puffer Schools, Muskegon County, Michigan, School              5/05 at 101.00         AAA            710,249
                 Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 - FGIC Insured

        2,500   Taylor Building Authority, Wayne, Michigan, Limited Tax               3/10 at 100.00         AAA          2,656,950
                 General Obligation Bonds, Series 2000, 5.125%, 3/01/17 -
                 AMBAC Insured

        1,050   Warren Consolidated School District, Macomb and Oakland              11/11 at 100.00         AAA          1,133,055
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 - FSA Insured

        1,980   Washtenaw County Building Authority, Michigan, Limited                9/07 at 100.00         AAA          2,124,104
                 Tax General Obligation Bonds, Series 1999, 5.400%, 9/01/17 -
                 FGIC Insured

        1,125   Whitehall District Schools, Muskegon County, Michigan,               11/11 at 100.00         AA+          1,237,691
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/17

        1,725   Williamston Community School District, Michigan, Unlimited              No Opt. Call         AAA          1,893,205
                 Tax General Obligation QSBLF Bonds, Series 1996,
                 5.500%, 5/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.9%

        1,800   Dearborn Heights Tax Increment Financing Authority,                  10/10 at 100.00         AAA          1,810,782
                 Wayne County, Michigan, Limited Tax General Obligation
                 Bonds, Police and Courthouse Facility Project, Series 2001A,
                 5.000%, 10/01/26 - MBIA Insured

        1,000   Grand Rapids Building Authority, Kent County, Michigan,                 No Opt. Call          AA          1,083,240
                 Limited Tax General Obligation Bonds, Series 1998,
                 5.000%, 4/01/16

        1,145   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,164,351
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured


                                       21


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,100   Michigan Municipal Bond Authority, Clean Water Revolving             10/12 at 100.00         AAA     $    1,186,053
                 Fund Revenue Refunding Bonds, Series 2002,
                 5.250%, 10/01/18

           75   Michigan Municipal Bond Authority, Local Government Loan             11/04 at 100.00           A             75,308
                 Program Revenue Sharing Bonds, Series 1992D,
                 6.650%, 5/01/12

        4,210   Michigan Municipal Bond Authority, Clean Water Revolving             10/14 at 100.00         AAA          4,448,665
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19

          750   Michigan State Building Authority, Revenue Refunding                 10/09 at 100.00          AA            739,800
                 Bonds, Facilities Program, Series 1998-I, 4.750%, 10/15/21

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003-II:
        5,100    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,253,306
        5,000    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          5,123,900

                Michigan State, Certificates of Participation, Series 2000:
        2,000    5.500%, 6/01/19 - AMBAC Insured                                      6/10 at 100.00         AAA          2,185,540
        2,000    5.500%, 6/01/27 - AMBAC Insured                                      6/10 at 100.00         AAA          2,092,540

        1,000   Michigan State Trunk Line, Trunk Line Fund Bonds,                    11/11 at 100.00         AAA          1,011,750
                 Series 2001A, 5.000%, 11/01/25

        3,500   Michigan State Trunk Line, Refunding Bonds, Series 2002,             10/12 at 100.00         AAA          3,698,415
                 5.250%, 10/01/21 - FSA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,107,304
                 Revenue Bonds, Wastewater Management System 2,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        4,100   Puerto Rico Highway and Transportation Authority,                     7/16 at 100.00           A          4,264,287
                 Highway Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

          915   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          1,030,336
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        5,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          5,142,100
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/21 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.2%

        1,000   Capital Region Airport Authority, Michigan, Revenue                   7/12 at 100.00         AAA          1,030,310
                 Refunding Bonds, Series 2002, 5.250%, 7/01/21
                 (Alternative Minimum Tax) - MBIA Insured

        1,195   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          1,196,864
                 Metropolitan Airport, Series 1998B, 4.875%, 12/01/23 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.5%

        2,190   Anchor Bay School District, Macomb and St. Clair Counties,            5/09 at 100.00         AAA          2,483,876
                 Michigan, General Obligation Bonds, Series 1999I,
                 6.000%, 5/01/29 (Pre-refunded to 5/01/09) - FGIC Insured

          250   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            270,890
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,000   Detroit, Michigan, Sewerage Disposal System Revenue                   1/10 at 101.00         AAA          1,142,400
                 Bonds, Series 1999A, 5.875%, 7/01/27 (Pre-refunded
                 to 1/01/10) - FGIC Insured

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1997A:
          950    5.500%, 7/01/20 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,042,958
        2,050    5.500%, 7/01/20 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          2,250,593

        2,000   Detroit, Michigan, Water Supply System Senior Lien Revenue            1/10 at 101.00         AAA          2,272,440
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

                Detroit, Michigan, Water Supply System Senior Lien Revenue
                Bonds, Series 2001A:
        3,400    5.750%, 7/01/28 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 101.00         AAA          3,906,702
          770    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA            855,147

        2,000   East Grand Rapids Public Schools, Kent County, Michigan,              5/09 at 100.00         AAA          2,268,380
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 6.000%, 5/01/29 (Pre-refunded
                 to 5/01/09) - FSA Insured

        2,000   Grand Rapids Township Economic Development Corporation,               7/09 at 101.00     BBB+***          2,231,520
                 Michigan, Limited Obligation Revenue Bonds, Porter Hills
                 Obligated Group, Cook Valley Estate Project, Series 1999,
                 5.450%, 7/01/29 (Pre-refunded to 7/01/09)

        1,000   Mancelona Public School District, Michigan, General                   5/06 at 100.00         AAA          1,056,810
                 Obligation Bonds, Antrim and Kalkaska Counties,
                 Series 1997, 5.200%, 5/01/17 (Pre-refunded to
                 5/01/06) - FGIC Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,000   Michigan State, Certificates of Participation, New Center             9/11 at 100.00         AAA     $    1,120,200
                 Development Inc., Series 2001, 5.375%, 9/01/21
                 (Pre-refunded to 9/01/11) - MBIA Insured

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Ascension Health Credit Group, Series 1999A:
        1,000    6.125%, 11/15/23 (Pre-refunded to 11/15/09) - MBIA Insured          11/09 at 101.00         AAA          1,153,970
        2,500    6.125%, 11/15/26 (Pre-refunded to 11/15/09)                         11/09 at 101.00         AAA          2,884,925

        3,460   Michigan State Hospital Finance Authority, Revenue                    5/08 at 101.00         AAA          3,494,323
                 Refunding Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured

        1,100   Michigan Strategic Fund, Limited Obligation Revenue                   7/08 at 101.00     BBB+***          1,215,808
                 Refunding Bonds, Porter Hills Presbyterian Village,
                 Series 1998, 5.375%, 7/01/28 (Pre-refunded to 7/01/08)

        2,875   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          3,258,554
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.750%, 5/01/24 (Pre-refunded to 5/01/10) - FGIC Insured

        1,125   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00        A***          1,301,940
                 Highway Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded to 7/01/10)

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call     BBB+***             96,326
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,133,410
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC Insured

        2,100   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          2,358,678
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded
                 to 5/01/09) - FGIC Insured

        2,600   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,967,224
                 Unlimited Tax General Obligation School Building and
                 Site Bonds, Series 2000, 5.900%, 5/01/18 (Pre-refunded
                 to 5/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          3,089,910
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        4,475   Michigan South Central Power Agency, Power Supply                       No Opt. Call        Baa1          4,865,623
                 System Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding                   No Opt. Call         AAA          4,646,944
                 Revenue Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured

        2,000   Michigan Strategic Fund, Limited Obligation Remarketed                  No Opt. Call         Aaa          2,127,020
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          4,043,080
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Revenue                  12/12 at 100.00         AAA          3,058,560
                 Refunding Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,028,230
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA            412,972
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/05 at 100.00          A-          1,021,840
                 Series 1995X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

        1,500   Detroit, Michigan, Sewerage Disposal System Revenue                   7/05 at 101.00         AAA          1,549,245
                 Refunding Bonds, Series 1995B, 5.250%, 7/01/21 -
                 MBIA Insured

        1,730   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            7/07 at 101.00         AAA          1,762,299
                 Series 1997A, 5.000%, 7/01/22 - MBIA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,634,340
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 -
                 FGIC Insured

        2,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          2,108,040
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/17 -
                 FSA Insured


                                       23


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Detroit, Michigan, Water Supply System Senior Lien
                Revenue Bonds, Series 2003A:
$       4,025    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA     $    4,081,229
        3,000    5.000%, 7/01/25 - MBIA Insured                                       7/13 at 100.00         AAA          3,031,080

          730   Detroit, Michigan, Water Supply System Senior Lien Revenue            7/11 at 100.00         AAA            743,308
                 Bonds, Series 2001A, 5.250%, 7/01/33 - FGIC Insured

                Muskegon Heights, Muskegon County, Michigan, Water
                Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25 - MBIA Insured                                     11/10 at 100.00         Aaa          1,114,246
        1,160    5.625%, 11/01/30 - MBIA Insured                                     11/10 at 100.00         Aaa          1,229,634
------------------------------------------------------------------------------------------------------------------------------------
$     265,872   Total Long-Term Investments (cost $256,161,806) - 149.7%                                                271,190,724
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      3,923,381
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  181,114,105
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.0%

                Eastern Michigan University, General Revenue Bonds,
                Series 2003:
$       1,000    5.000%, 6/01/28 - FGIC Insured                                       6/13 at 100.00         AAA     $    1,004,540
        2,950    5.000%, 6/01/33 - FGIC Insured                                       6/13 at 100.00         AAA          2,950,856

        2,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          2,058,940
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Saginaw Valley State University, Michigan, General Revenue            7/09 at 100.00         Aaa          1,059,830
                 Bonds, Series 1999, 5.625%, 7/01/29 - AMBAC Insured

        3,500   Wayne State University, Michigan, General Revenue Bonds,             11/09 at 101.00         AAA          3,539,655
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.0%

        2,050   Dearborn Hospital Finance Authority, Michigan, Economic              11/05 at 102.00         AAA          2,175,522
                 Development Corporation, Hospital  Revenue Bonds,
                 Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        2,200   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          2,226,598
                 Mortgage Hospital Revenue Bonds, Portage Health
                 System, Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      8/04 at 101.00         Ba3          1,754,280
        1,200    6.500%, 8/15/18                                                      8/04 at 101.00         Ba3          1,040,640

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          1,581,315
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue           1/05 at 102.00         AA-          2,049,540
                 Refunding Bonds, Otsego Memorial Hospital, Series 1995,
                 6.250%, 1/01/20

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101.00         AAA          4,206,120
                 Refunding Bonds, Mercy Mount Clemens Corporation
                 Obligated Group, Series 1999A, 5.750%, 5/15/29 -
                 MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A1            505,565
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          4,498,875
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.8%

        1,000   Michigan Housing Development Authority, GNMA                          4/12 at 102.00         Aaa          1,017,090
                 Collateralized Limited Obligation Multifamily Housing
                 Revenue Bonds, Burkshire Pointe Apartments, Series 2002A,
                 5.400%, 10/20/32 (Alternative Minimum Tax)

          500   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa            513,945
                 Limited Obligation Multifamily Revenue Bonds, Renaissance
                 Apartments, Series 2002, 5.350%, 8/01/22 (Alternative
                 Minimum Tax)

        2,400   Michigan Housing Development Authority, Limited Obligation           10/04 at 103.00         AAA          2,473,344
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18 - FSA Insured

        1,500   Michigan Housing Development Authority, Limited Obligation           10/04 at 102.00         AAA          1,529,610
                 Revenue Bonds, Breton Village Green Project, Series 1993,
                 5.625%, 10/15/18 - FSA Insured

                Mount Clemens Housing Corporation, Michigan, FHA-Insured Section
                8 Multifamily Housing Revenue Refunding Bonds, Clinton Place
                Project, Series 1992A:
          925    6.600%, 6/01/13                                                     12/04 at 101.00         AAA            935,332
        1,500    6.600%, 6/01/22                                                     12/04 at 101.00         AAA          1,515,255


                                       25


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.0%

$       2,500   Anchor Bay School District, Macomb and St. Clair Counties,            5/11 at 100.00         AA+     $    2,563,875
                 Michigan, Unlimited Tax General Obligation Refunding
                 Bonds, Series 2001, 5.000%, 5/01/21

        1,475   Anchor Bay School District, Macomb and St. Clair Counties,           11/13 at 100.00         AA+          1,526,256
                 Michigan, General Obligation Bonds, Series 2003,
                 5.000%, 5/01/21

        1,000   Central Montcalm Public Schools, Montcalm and Ionia                   5/09 at 100.00         AAA          1,091,630
                 Counties, Michigan, General Obligation Unlimited Tax
                 School Building and Site Bonds, Series 1999,
                 5.750%, 5/01/24 - MBIA Insured

        1,375   Chippewa Valley Schools, Macomb County, Michigan,                     5/11 at 100.00         AA+          1,382,329
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/26

                Detroit City School District, Wayne County, Michigan, General
                Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                         No Opt. Call         AAA          2,154,931
          750    6.000%, 5/01/21 - FGIC Insured                                         No Opt. Call         AAA            889,643

        2,500   Detroit City School District, Wayne County, Michigan,                 5/13 at 100.00         AAA          2,555,825
                 General Obligation Bonds, Series 2003B, 5.000%, 5/01/23 -
                 FGIC Insured

          500   Detroit City School District, Wayne County, Michigan,                 5/12 at 100.00         AAA            542,425
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/21 - FSA Insured

        3,815   East Lansing Building Authority, Ingham and Clinton                   4/11 at 100.00          AA          3,975,116
                 Counties, Michigan, Unlimited Tax General Obligation
                 Building Authority Bonds, Series 2000, 5.375%, 4/01/25

        2,000   Howell Public Schools, Livingston County, Michigan,                  11/13 at 100.00         AA+          2,057,320
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,000   Lansing School District, Ingham County, Michigan, General             5/14 at 100.00         AA+          1,029,890
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,000   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,037,850
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

                Michigan, General Obligation Bonds, Environmental Protection
                Program, Series 2003A:
        1,000    5.250%, 5/01/20                                                      5/13 at 100.00         AA+          1,072,770
        2,000    5.250%, 5/01/21                                                      5/13 at 100.00         AA+          2,134,980

        2,515   Plainwell Community Schools, Allegan County, Michigan,               11/12 at 100.00         AA+          2,522,897
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/28

          380   Reeths-Puffer Schools, Muskegon County, Michigan, School              5/05 at 101.00         AAA            394,007
                 Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 - FGIC Insured

                South Lyon Community Schools, Oakland, Washtenaw
                and Livingston Counties, Michigan, General
                Obligation Bonds, Series 2003:
        2,350    5.250%, 5/01/19 - FGIC Insured                                      11/12 at 100.00         AAA          2,507,779
        1,575    5.250%, 5/01/22 - FGIC Insured                                      11/12 at 100.00         AAA          1,656,128

        1,425   Walled Lake Consolidated School District, Oakland County,             5/14 at 100.00         AAA          1,528,883
                 Michigan, General Obligation Bonds, Series 2004,
                 5.250%, 5/01/20 - MBIA Insured

        2,830   Warren Consolidated School District, Macomb and Oakland               5/13 at 100.00         AA+          3,014,629
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20

        2,950   West Bloomfield School District, Oakland County, Michigan,            5/14 at 100.00         AAA          3,042,866
                 General Obligation Bonds, Series 2004, 5.000%, 5/01/22
                 (WI, settling 8/12/04) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.7%

        7,000   Detroit-Wayne County Stadium Authority, Michigan,                     2/07 at 102.00         AAA          7,135,870
                 Limited Tax General Obligation Building Authority Stadium
                 Bonds, Series 1997, 5.250%, 2/01/27 - FGIC Insured

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities         10/10 at 100.00          AA          1,613,760
                 Program, Series 2000-I, 5.375%, 10/15/20

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2001-I:
        2,570    5.500%, 10/15/19                                                    10/11 at 100.00          AA          2,815,409
        6,500    5.000%, 10/15/24                                                    10/11 at 100.00          AA          6,587,815

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003-II:
        5,000    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,150,300
        2,480    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          2,541,454


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   Michigan State, Comprehensive Transportation Revenue                 11/11 at 100.00         AAA     $    1,559,040
                 Refunding Bonds, Series 2001A, 5.000%, 11/01/19 -
                 FSA Insured

                Wayne County, Michigan, Limited Tax General Obligation Airport
                Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                Series 2001A:
        1,500    5.500%, 12/01/18 - MBIA Insured                                     12/11 at 101.00         AAA          1,629,525
        4,670    5.000%, 12/01/30 - MBIA Insured                                     12/11 at 101.00         AAA          4,680,741


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.4%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue              12/04 at 101.00         CCC            672,790
                 Bonds, American Airlines Inc., Series 1993A,
                 6.300%, 6/01/23 (Alternative Minimum Tax)

        1,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          1,001,560
                 Metropolitan Airport, Series 1998B, 4.875%, 12/01/23 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 25.6%

          355   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            384,664
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Detroit, Michigan, Sewerage Disposal System Revenue                   1/10 at 101.00         AAA          2,284,800
                 Bonds, Series 1999A, 5.875%, 7/01/27 (Pre-refunded
                 to 1/01/10) - FGIC Insured

        1,370   Detroit, Michigan, Sewerage Disposal System Revenue                   7/07 at 101.00         AAA          1,504,055
                 Bonds, Series 1997A, 5.500%, 7/01/20 (Pre-refunded
                 to 7/01/07) - MBIA Insured

        1,385   Detroit, Michigan, Water Supply System Senior Lien Revenue            7/11 at 100.00         AAA          1,538,153
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        4,000   Detroit, Michigan, Water Supply System Senior Lien Revenue            1/10 at 101.00         AAA          4,544,880
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded
                 to 1/01/10) - FGIC Insured

        2,500   Kalamazoo Hospital Finance Authority, Michigan, Hospital              5/06 at 102.00         AAA          2,714,950
                 Revenue Refunding and Improvement Bonds, Bronson
                 Methodist Hospital, Series 1996, 5.750%, 5/15/16
                 (Pre-refunded to 5/15/06) - MBIA Insured

        2,000   Michigan Municipal Bond Authority, Drinking Water                    10/09 at 101.00         AAA          2,252,280
                 Revolving Fund Revenue Bonds, Series 1999,
                 5.500%, 10/01/21 (Pre-refunded to 10/01/09)

        1,000   Michigan State, Certificates of Participation, New Center             9/11 at 100.00         AAA          1,120,200
                 Development Inc., Series 2001, 5.375%, 9/01/21
                 (Pre-refunded to 9/01/11) - MBIA Insured

        3,000   Michigan State Hospital Finance Authority, Hospital                  10/04 at 101.00         AAA          3,154,470
                 Revenue Refunding Bonds, St. John's Hospital,
                 Series 1993A, 6.000%, 5/15/13 - AMBAC Insured

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds,            11/09 at 101.00         AAA          2,884,925
                 Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded to 11/15/09)

        1,240   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          1,397,344
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.625%, 5/01/16 (Pre-refunded to 5/01/10) - FGIC Insured

          620   Reeths-Puffer Schools, Muskegon County, Michigan,                     5/05 at 101.00         AAA            645,935
                 School Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 (Pre-refunded to 5/01/05) - FGIC Insured

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,133,410
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC Insured

        1,500   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          1,684,770
                 Unlimited Tax General Obligation School Building
                 and Site Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded to 5/01/09) - FGIC Insured

        2,500   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,840,050
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 5.800%, 5/01/17 (Pre-refunded
                 to 5/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.7%

        1,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,029,970
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        1,000   Michigan South Central Power Agency, Power Supply System                No Opt. Call        Baa1          1,087,290
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Collateralized Limited Obligation           12/04 at 101.00         AAA          3,547,495
                 Revenue Refunding Bonds, Consumers Power Company
                 Project, Series 1993B, 5.800%, 6/15/10 - CAPMAC Insured


                                       27


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Michigan Strategic Fund, Limited Obligation Remarketed                  No Opt. Call         Aaa     $    3,190,530
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          5,053,850
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Revenue                  12/12 at 100.00         AAA          3,058,560
                 Refunding Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,028,230
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,               10/08 at 101.00         AAA          1,630,575
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0%

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue         No Opt. Call         AAA          1,634,340
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        4,960   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         AAA          5,227,939
                 Refunding Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,315   Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds,     7/11 at 100.00         AAA          1,338,971
                 Series 2001A, 5.250%, 7/01/33 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     163,245   Total Long-Term Investments (cost $162,995,762) - 145.2%                                                170,619,781
=============-----------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 2.3%

        2,700   Puerto Rico Government Development Bank, Adjustable Refunding                                A-1          2,700,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 1.020%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       2,700   Total Short-Term Investments (cost $2,700,000)                                                            2,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $165,695,762) - 147.5%                                                          173,319,781
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                        209,093
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.6)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  117,528,874
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2%

$       1,150   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa     $    1,157,797
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.000%, 9/01/26 - AMBAC Insured

        1,010   Michigan Technological University, General Revenue Bonds,            10/13 at 100.00         AAA          1,052,551
                 Series 2004A, 5.000%, 10/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.9%

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA          1,026,460
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        1,200   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3          1,061,472
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          500   Michigan State Hospital Finance Authority, Hospital Revenue           5/06 at 102.00          A1            503,970
                 Refunding Bonds, Henry Ford Health System, Series 1995A,
                 5.250%, 11/15/20

          750   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A1            758,348
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          1,819,404
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.7%

        1,700   Michigan Housing Development Authority, GNMA                          8/12 at 102.00         Aaa          1,735,258
                 Collateralized Limited Obligation Multifamily Housing
                 Revenue Bonds, Cranbrook Apartments, Series 2001A,
                 5.400%, 2/20/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

        1,250   Michigan Housing Development Authority, Single                        1/11 at 100.00         AAA          1,303,825
                 Family Mortgage Revenue Bonds, Series 2001,
                 5.300% 12/01/16 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.6%

          500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,              No Opt. Call        BBB+            477,220
                 Republic Services Inc., Series 2001, 4.250%, 8/01/31
                 (Alternative Minimum Tax) (Mandatory put 4/01/14)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 46.1%

        1,000   Detroit City School District, Wayne County, Michigan,                 5/13 at 100.00         AAA          1,054,880
                 General Obligation Bonds, Series 2002A, 5.375%, 5/01/24 -
                 FGIC Insured

        1,000   Detroit City School District, Wayne County, Michigan,                 5/12 at 100.00         AAA          1,084,850
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/21 - FSA Insured

        1,000   Durand Area Schools, Shiawasee County, Michigan, General              5/07 at 100.00         AAA          1,055,580
                 Obligation Bonds, Series 1997, 5.375%, 5/01/23 - FGIC Insured

        1,000   Garden City School District, Wayne County, Michigan, General          5/11 at 100.00         AA+          1,005,330
                 Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26

        2,200   Huron School District, Wayne and Monroe Counties, Michigan,           5/11 at 100.00         AAA          2,282,962
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/26 -
                 FSA Insured

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00         AA+          1,507,410
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27

        1,050   Lawton Community Schools, Van Buren County, Michigan,                11/11 at 100.00         AA+          1,136,488
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/21

        1,000   Oxford Area Community Schools, Oakland and Lapeer                    11/11 at 100.00         AA+          1,100,170
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

          665   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00        Baa1            665,160
                 Series 2001A, 5.125%, 7/01/31

          500   Warren Building Authority, Michigan, Limited Tax General             11/10 at 100.00         AAA            518,805
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22 -
                 FGIC Insured


                                       29


                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System, Series 2001:
$         500    5.000%, 5/01/19 - MBIA Insured                                       5/09 at 100.50         AAA     $      518,500
          800    5.000%, 5/01/20 - MBIA Insured                                       5/09 at 100.50         AAA            826,256

        1,300   Willow Run Community Schools, Washtenaw County,                       5/11 at 100.00         AA+          1,333,215
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.5%

        1,300   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,321,970
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

        1,205   Michigan State Building Authority, Revenue Refunding Bonds,          10/11 at 100.00          AA          1,221,280
                 Facilities Program, Series 2001-I, 5.000%, 10/15/24

        2,000   Michigan State Trunk Line, Trunk Line Fund Bonds,                    11/11 at 100.00         AAA          2,023,500
                 Series 2001A, 5.000%, 11/01/25

        1,450   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,459,628
                 Wastewater Management System 2  Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

          915   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          1,030,336
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,650   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          1,653,795
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4%

          515   Detroit, Michigan, Water Supply System Senior Lien Revenue            7/11 at 100.00         AAA            571,949
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        1,000   Michigan Municipal Bond Authority, Drinking Water Revolving          10/10 at 101.00         AAA          1,154,730
                 Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17
                 (Pre-refunded to 10/01/10)

          335   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00         Aaa            370,356
                 Series 2001A, 5.125%, 7/01/31 (Pre-refunded to 7/01/11)

          500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA            528,590
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call     BBB+***             96,326
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,000   Rochester Community School District, Oakland and                     11/11 at 100.00      AA+***          1,066,640
                 Macomb Counties, Michigan General Obligation Bonds,
                 Series 2001II, 5.500%, 5/01/22 (Pre-refunded to 11/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.3%

        1,115   Lansing Board of Water and Light, Michigan, Steam and                 7/13 at 100.00         AAA          1,154,304
                 Electric Utility System Revenue Bonds, Series 2003A,
                 5.000%, 7/01/21 - FSA Insured

        1,235   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,282,177
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          2,235,444
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.9%

$       1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA     $    1,089,560
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          1,054,020
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/17 -
                 FSA Insured

                Detroit, Michigan, Water Supply System Senior Lien Revenue
                 Bonds, Series 2001A:
        1,000    5.000%, 7/01/30 - FGIC Insured                                       7/11 at 100.00         AAA            997,800
          485    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA            493,841
------------------------------------------------------------------------------------------------------------------------------------
$      44,380   Total Long-Term Investments (cost $44,626,861) - 149.9%                                                  45,792,157
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                        746,287
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   30,538,444
                ====================================================================================================================

FORWARD SWAP CONTRACTS OUTSTANDING AT JULY 31, 2004:
                                                                                                                SWAP     UNREALIZED
                                                                                NOTIONAL     EFFECTIVE   TERMINATION   APPRECIATION
                                                                                  AMOUNT        DATE(2)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with JPMorgan dated July 28, 2004, to pay quarterly the notional amount multiplied by 4.495% and receive quarterly the notional amount multiplied by the one-week BMA Municipal
Swap Index.                                                                   $1,100,000      12/13/04      12/13/24       $(18,311)

Agreement with Morgan Stanley dated July 15, 2004, to pay
semi-annually the notional amount multiplied by 5.717% and
receive quarterly the notional amount multiplied by the
three-month USD-LIBOR.                                                         1,200,000       1/14/05       1/14/35         (7,276)

Agreement with JPMorgan dated July 1, 2004, to pay semi-annually the notional amount multiplied by 5.805% and receive quarterly
the notional amount multiplied by the three-month USD-LIBOR.                   2,100,000       2/02/05       2/02/25        (39,041)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(64,628)
====================================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest settlements on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.6%

$       2,815   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,458,959
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.8%

        2,225   Ohio State Education Student Loan Revenue Bonds,                      6/07 at 102.00         AAA          2,324,992
                 Supplemental Student Loan Program, Series 1997A-1,
                 5.850%, 12/01/19 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/04 at 102.00         AAA          1,034,310
                 University of Dayton Project, Series 1994,
                 5.800%, 12/01/14 - FGIC Insured

        1,200   Ohio Higher Educational Facilities Commission, Revenue                9/06 at 101.00         Ba1          1,204,932
                 Bonds, University of Findlay, Series 1996, 6.125%, 9/01/16

        1,415   Ohio Higher Educational Facilities Commission, Revenue               11/14 at 100.00          AA          1,456,092
                 Bonds, Denison University, Series 2004, 5.000%, 11/01/21

        1,750   Ohio Higher Education Facilities Commission, General Revenue         10/13 at 100.00          AA          1,795,325
                 Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,200   Ohio State University, General Receipts Bonds,                       12/12 at 100.00          AA          1,215,588
                 Series 2002A, 5.125%, 12/01/31

        3,000   Ohio State University, General Receipts Bonds,                        6/13 at 100.00          AA          3,159,000
                 Series 2003B, 5.250%, 6/01/22

        1,510   University of Akron, Ohio, General Receipts Bonds,                    1/13 at 100.00         AAA          1,565,055
                  Series 2003A, 5.000%, 1/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 24.6%

        2,000   Akron, Bath and Copley Joint Township Hospital District,             11/09 at 101.00        Baa1          1,942,120
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.375%, 11/15/24

        1,000   Cuyahoga County, Ohio, Hospital Improvement and Revenue               2/07 at 102.00         AAA          1,084,960
                 Refunding Bonds, MetroHealth System Project, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds,                       7/13 at 100.00          A1          2,118,060
                 Cleveland Clinic Health System, Series 2003A,
                 6.000%, 1/01/32

        4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          4,509,360
                 Firelands Regional Medical Center, Series 2002A,
                 5.625%, 8/15/32

        1,700   Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth             5/13 at 100.00         AAA          1,681,946
                 Corporation, Series 2003C, 5.000%, 5/15/33 - MBIA Insured

                Franklin County, Ohio, Hospital Revenue Refunding and
                Improvement Bonds, Children's Hospital Project, Series 1996A:
        1,000    5.750%, 11/01/20                                                    11/06 at 101.00         Aa2          1,030,180
        1,500    5.875%, 11/01/25                                                    11/06 at 101.00         Aa2          1,536,780

        2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital             5/14 at 100.00         AAA          2,649,804
                 Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

        2,500   Marion County, Ohio, Hospital Revenue Refunding and                   5/06 at 102.00        BBB+          2,624,950
                 Improvement Bonds, The Community Hospital, Series 1996,
                 6.375%, 5/15/11

        2,405   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          2,493,191
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.250%, 5/15/16

        1,500   Montgomery County, Ohio, Hospital Facilities Revenue                  4/06 at 102.00         AAA          1,602,330
                 Refunding and Improvement Bonds, Kettering Medical
                 Center, Series 1996, 5.625%, 4/01/16 - MBIA Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue                  4/10 at 101.00          A3          3,287,370
                 Bonds, Kettering Medical Center, Series 1999,
                 6.750%, 4/01/18

        6,000   Parma Community General Hospital Association, Ohio,                  11/08 at 101.00          A-          5,950,320
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998, 5.375%, 11/01/29

        2,500   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,623,700
                 Improvement Bonds, MedCentral Health System
                 Obligated Group, Series 2000B, 6.375%, 11/15/30


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3     $    1,601,235
                 and Improvement Bonds, Trinity Health System, Series 2000,
                 6.375%, 10/01/20

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          1,828,220
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.5%

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage                   8/04 at 102.00         Aaa          1,407,700
                 Revenue Bonds, S.E.M. Villa II Project, Series 1994A,
                 5.950%, 2/20/30

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Mortgage                   9/10 at 102.00         Aaa          1,008,000
                 Revenue Bonds, West Tech Apartments Project,
                 Series 2002A, 5.350%, 3/20/33 (Alternative Minimum Tax)

        1,435   Cuyahoga County, Ohio, GNMA Collateralized Loan                       6/08 at 105.00         Aaa          1,515,374
                 Multifamily Housing Revenue Bonds, Water Street
                 Associates Project, Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP
                Project, Series 2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,561,402
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,293,268

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/12 at 102.00         Aaa          1,016,600
                 Housing Revenue Bonds, Livingston Park, Series 2002A,
                 5.350%, 9/20/27 (Alternative Minimum Tax)

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/05 at 103.00          Aa            997,500
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio,                1/05 at 101.00         Aaa          4,114,769
                 FHA-Insured Mortgage Revenue Refunding Bonds, Northgate
                 Apartments Section 8 Assisted Project, Series 1999A, 6.000%,
                 7/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.4%

          135   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/09 at 100.00         Aaa            135,541
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000A-1, 6.350%, 9/01/31 (Alternative Minimum Tax)

        2,025   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa          2,076,374
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

        3,665   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          3,763,992
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum
                 Tax) - FSA Insured

        3,260   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/08 at 102.00         Aaa          3,301,467
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 1997B, 5.400%, 9/01/29 (Alternative Minimum Tax)

          705   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            716,668
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB            960,700
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23

        1,000   Marion County, Ohio, Healthcare Facilities Revenue                   11/04 at 101.00        BBB-          1,009,130
                 Refunding and Improvement Bonds, United Church Homes
                 Inc., Series 1993, 6.300%, 11/15/15

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.7%

        1,000   Ansonia Local School District, Darke County, Ohio, General           12/10 at 102.00         Aaa          1,088,370
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22 -
                 MBIA Insured

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,009,930
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

          270   Berea City School District, Ohio, General Obligation Unlimited       12/04 at 101.00         AAA            276,739
                 Tax School Improvement Bonds, Series 1993,
                 7.500%, 12/15/06 - AMBAC Insured

                Butler County, Ohio, General Obligation Judgment Bonds, Series 2002:
        2,030    5.250%, 12/01/21                                                    12/12 at 101.00         Aa3          2,160,022
        2,140    5.250%, 12/01/22                                                    12/12 at 101.00         Aa3          2,263,628

                Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345    5.000%, 12/01/21 - MBIA Insured                                     12/12 at 100.00         Aaa          1,398,329
        1,200    5.000%, 12/01/22 - MBIA Insured                                     12/12 at 101.00         Aaa          1,240,164


                                       33

                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS July 31,2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,560   Canal Winchester Local School District, Franklin and Fairfield       12/11 at 100.00         Aaa     $    1,566,365
                 Counties, Ohio, School Facilities Construction and
                 Improvement Bonds, Series 2001B, 5.000%, 12/01/28 -
                 FGIC Insured

        1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,         6/14 at 100.00         AAA          1,073,450
                 Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        1,000   Cincinnati City School District, Hamilton County, Ohio,              12/11 at 100.00         AAA          1,094,600
                 General Obligation Bonds, Series 2001, 5.375%, 12/01/15 -
                 MBIA Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio,              12/12 at 100.00         AAA          2,753,608
                 General Obligation Bonds, Series 2002, 5.250%, 6/01/21 -
                 FSA Insured

        1,000   Dayton, Ohio, General Obligation Bonds, Series 2004,                  6/14 at 100.00         AAA          1,080,070
                 5.250%, 12/01/19 - AMBAC Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement              12/10 at 100.00         Aaa          1,033,870
                 Bonds, Series 2000A, 5.000%, 12/01/20

        1,000   Dublin City School District, Franklin, Delaware and Union            12/13 at 100.00         AAA          1,033,470
                 Counties, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/22 - FSA Insured

        1,300   Franklin County, Ohio, Limited Tax General Obligation                12/08 at 102.00         AAA          1,417,429
                 Refunding Bonds, Series 1993, 5.375%, 12/01/20

        2,000   Garfield Heights City School District, Cuyahoga County,              12/11 at 100.00         Aaa          2,016,460
                 Ohio, General Obligation School Improvement Bonds,
                 Series 2001, 5.000%, 12/15/26 - MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School            12/10 at 101.00         AAA          1,093,480
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24 -
                 FGIC Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,197,132
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        2,000   Lakota Local School District, Butler County, Ohio,                    6/11 at 100.00         Aaa          2,034,800
                 Unlimited Tax General Obligation School Improvement and
                 Refunding Bonds, Series 2001, 5.125%, 12/01/26 -
                 FGIC Insured

        1,750   London City School District, Ohio, General Obligation School         12/11 at 100.00         Aaa          1,756,808
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29 - FGIC Insured

        2,500   Louisville City School District, Ohio, General Obligation            12/11 at 100.00         Aaa          2,509,725
                 Bonds, Series 2001, 5.000%, 12/01/29 - FGIC Insured

        1,515   Massillon City School District, Ohio, General Obligation Bonds,      12/12 at 100.00         Aaa          1,604,506
                 Series 2003, 5.250%, 12/01/21 - MBIA Insured

        2,335   Milford Exempted Village School District, Ohio, General              12/11 at 100.00         Aaa          2,365,168
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30 -
                 FSA Insured

        1,260   Morgan Local School District, Morgan, Muskingum and                  12/10 at 101.00         AA-          1,404,648
                 Washington Counties, Ohio, Unlimited Tax General
                 Obligation School Improvement Bonds, Series 2000,
                 5.750%, 12/01/22

          715   North Canton City School District, Ohio, Unlimited Tax General          No Opt. Call         AAA            734,755
                 Obligation School Improvement Bonds, Series 1994,
                 9.700%, 12/01/04 - AMBAC Insured

        3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,          2/13 at 100.00         AA+          3,072,000
                 Series 2003F, 5.000%, 2/01/23

                Olentangy Local School District, Deleware and Franklin Counties,
                Ohio, General Obligation Bonds, Series 2004A:
        1,315    5.250%, 12/01/23 - FGIC Insured                                      6/14 at 100.00         AAA          1,387,785
        3,380    5.250%, 12/01/24 - FGIC Insured                                      6/14 at 100.00         AAA          3,542,477

        1,155   Perry Local School District, Allen County, Ohio, General             12/11 at 101.00         AAA          1,209,678
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 -
                 AMBAC Insured

        2,720   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA          2,731,098
                 Counties, Ohio, General Obligation School Facilities
                 Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/28 - FGIC Insured

        1,100   Plain Local School District, Franklin and Licking Counties,           6/12 at 100.00         Aaa          1,217,788
                 Ohio, General Obligation Bonds, Series 2002,
                 5.500%, 12/01/17 - FGIC Insured

          280   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa            318,027
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 - FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          1,453,988
                 5.000%, 12/01/27 - FGIC Insured

        1,825   Princeton City School District, Butler County, Ohio, General         12/13 at 100.00         AAA          1,832,318
                 Obligation Bonds, Series 2003, 5.000%, 12/01/30 -
                 MBIA Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,830   Springfield Township, Hamilton County, Ohio, Various Purpose         12/11 at 100.00         Aa3     $    2,910,061
                 Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27

        2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          2,064,920
                 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various           12/06 at 102.00         Aa2             76,308
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

        2,000   Sugarcreek Local School District, Athens County, Ohio, General       12/13 at 100.00         Aaa          2,068,920
                 Obligation Bonds, Series 2003, 5.250%, 12/01/27 -
                 MBIA Insured

        1,000   Upper Arlington City School District, Ohio, General Obligation       12/06 at 101.00         AAA          1,051,100
                 Improvement Bonds, Series 1996, 5.250%, 12/01/22 -
                 MBIA Insured

                Warren City School District, Trumbull County, Ohio, General
                Obligation Bonds, Series 2004:
        2,515    5.000%, 12/01/20 - FGIC Insured                                      6/14 at 100.00         AAA          2,635,318
        1,170    5.000%, 12/01/22 - FGIC Insured                                      6/14 at 100.00         AAA          1,210,833

        1,000   West Chester Township, Butler County, Ohio, General                  12/13 at 100.00         Aaa          1,004,970
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 -
                 MBIA Insured

        2,000   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          2,011,720
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation                   12/08 at 101.00         Aaa          1,104,690
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.4%

        1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/09 at 101.00         AAA          1,210,532
                 Project, Series 1999, 4.875%, 12/01/24 - AMBAC Insured

        1,585   Hamilton County Convention Facilities Authority, Ohio, First          6/14 at 100.00         AAA          1,672,492
                 Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 -
                 FGIC Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                     4/12 at 100.00         AAA          1,108,620
        1,000    5.500%, 10/01/17 - AMBAC Insured                                     4/12 at 100.00         AAA          1,105,120

        2,645   Ohio Building Authority, State Facilities Bonds, Adult                4/14 at 100.00         AAA          2,895,614
                 Correctional Building Fund Project, Series 2004A,
                 5.250%, 4/01/15 - MBIA Insured

          400   Ohio Department of Transportation, Certificates of                   10/04 at 100.00          AA            400,488
                 Participation, Rickenbacker International Airport
                 Improvements, Series 1996, 6.125%, 4/15/15 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8%

        1,780   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          1,903,639
                 5.250%, 1/01/16 - FSA Insured

        3,430   Cleveland, Ohio, Parking Facilities Revenue Refunding Bonds,          9/06 at 102.00         AAA          3,676,823
                 Series 1996, 5.500%, 9/15/22 - MBIA Insured

        3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox                    12/13 at 100.00          AA          3,020,700
                 International Airport, Series 2003C, 5.250%, 12/01/23
                 (Alternative Minimum Tax) - RAAI Insured

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102.00         BB+          1,368,105
                 Emery Air Freight Corporation and Emery Worldwide
                 Airlines Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          2,263,080
                 5.500%, 2/15/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.4%

        2,295   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          2,486,770
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Cleveland, Ohio, Public Power System First Mortgage                  11/04 at 102.00         AAA          2,072,840
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04) - MBIA Insured

        1,710   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc.             12/04 at 100.00         AAA          1,901,777
                 Project, Series 1979, 7.500%, 6/01/09

        2,100   Lakota Local School District, Butler County, Ohio, Unlimited         12/05 at 100.00         AAA          2,226,441
                 Tax General Obligation School Improvement Bonds,
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded
                 to 12/01/05) - AMBAC Insured

        4,315   Ohio Capital Corporation for Housing, FHA-Insured                     2/09 at 102.00      N/R***          4,912,671
                 Section 8 Mortgage Loan Revenue Refunding Bonds,
                 Series 1999G, 5.950%, 2/01/24 (Pre-refunded to 2/01/09)

        1,000   Ohio Water Development Authority, Fresh Water Loan                    6/05 at 102.00         AAA          1,056,190
                 Revenue Bonds, Series 1995, 5.900%, 12/01/21
                 (Pre-refunded to 6/01/05) - AMBAC Insured


                                       35


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS July 31,2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,220   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa     $    1,409,076
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 (Pre-refunded to 6/01/11) -
                 FGIC Insured

        2,000   Southwest Regional Ohio Water District, Waterworks                   12/05 at 101.00         AAA          2,133,400
                 System Revenue Bonds, Series 1995, 6.000%, 12/01/20
                 (Pre-refunded to 12/01/05) - MBIA Insured

          500   Sylvania City School District, Ohio, Unlimited Tax General           12/05 at 101.00         AAA            532,035
                 Obligation Bonds, Series 1995, 5.800%, 12/01/15
                 (Pre-refunded to 12/01/05) - FGIC Insured

        2,000   Wayne Local School District, Warren County, Ohio,                    12/06 at 101.00         AAA          2,204,680
                 Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1996, 6.100%, 12/01/24 (Pre-refunded
                 to 12/01/06) - AMBAC Insured

        3,000   West Clermont Local School District, Clermont County, Ohio,          12/05 at 100.00         AAA          3,170,760
                 Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1995, 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/05) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.7%

        4,000   Wadsworth, Ohio, Electric System Improvement Revenue                  2/12 at 100.00         Aaa          4,112,440
                 Bonds, American Municipal Power Ohio Inc., Series 2002,
                 5.000%, 2/15/22 - MBIA Insured

                Ohio Air Quality Development Authority, Revenue Refunding Bonds,
                JMG Funding Limited Partnership Project, Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax) - AMBAC Insured           10/04 at 102.00         AAA          2,053,680
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax) - AMBAC Insured           10/04 at 102.00         AAA          4,107,360

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                4/07 at 102.00         AAA          3,148,080
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,900   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,772,433
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.5%

                Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                     6/11 at 100.00         AA+          1,096,400
        6,010    5.000%, 12/01/18                                                     6/11 at 100.00         AA+          6,286,640
        3,000    5.000%, 12/01/19                                                     6/11 at 100.00         AA+          3,117,660
        1,000    5.000%, 12/01/20                                                     6/11 at 100.00         AA+          1,032,650

        2,000   Cincinnati, Ohio, Water System Revenue Bonds,                         6/11 at 100.00         AA+          2,043,400
                 Series 2003, 5.000%, 12/01/22

        1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue                      No Opt. Call         AAA          1,119,500
                 Refunding and Improvement Bonds, Series 1993G,
                 5.500%, 1/01/21 - MBIA Insured

        1,000   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA          1,004,670
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28 -
                 FSA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue                    1/06 at 102.00         AAA             42,294
                 Refunding and Improvement Bonds, Series 1996H,
                 5.750%, 1/01/26 - MBIA Insured

        2,110   Hamilton County, Ohio, Sewer System Revenue and                       6/10 at 101.00         AAA          2,292,092
                 Improvement Bonds, Metropolitan Sewer District of Greater
                 Cincinnati, Series 2000A, 5.750%, 12/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     220,995   Total Long-Term Investments (cost $221,294,176) - 146.7%                                                229,729,941
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      3,904,166
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  156,634,107
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.5%

$       1,125   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      982,710
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 25.1%

        1,000   Ohio Higher Educational Facilities Commission, Revenue               12/10 at 101.00         AAA          1,059,590
                 Bonds, University of Dayton, Series 2000, 5.500%, 12/01/25 -
                 AMBAC Insured

        2,000   Ohio Higher Educational Facilities Commission, Revenue               11/11 at 101.00          AA          2,055,760
                 Bonds, Denison University, Series 2001, 5.200%, 11/01/26

        2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          2,678,647
                 Ohio Northern University Project, Series 2002,
                 5.000%, 5/01/22

        1,760   Ohio University at Athens, Subordinate Lien General Receipts          6/14 at 100.00         AAA          1,839,904
                 Bonds, Series 2004, 5.000%, 12/01/20 - MBIA Insured

        3,150   Student Loan Funding Corporation, Cincinnati, Ohio, Student           1/05 at 100.00           A          3,158,694
                 Loan Subordinated Revenue Refunding Bonds, Series 1992D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/11 at 101.00         AAA          2,250,780
                 Series 2001A, 5.750%, 6/01/17 - FGIC Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,               6/12 at 100.00         AA-          2,933,370
                 Series 2002F, 5.375%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.8%

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00          A1          1,164,933
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA          1,984,535
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                 AMBAC Insured

        2,500   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          2,554,425
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.375%, 5/15/26

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13                                                    11/08 at 101.00          A-          2,345,535
        2,000    5.375%, 11/01/29                                                    11/08 at 101.00          A-          1,983,440

        1,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          1,049,480
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

        1,500   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/04 at 101.00        Baa1          1,515,735
                 Union Hospital Project, Series 1993A, 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.5%

        1,790   Lucas Northgate Housing Development Corporation,                      1/05 at 101.00         Aaa          1,816,761
                 Ohio, FHA-Insured Mortgage Revenue Refunding Bonds,
                 Northgate Apartments Section 8 Assisted Project,
                 Series 1999A, 5.950%, 7/01/19 - MBIA Insured

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue             4/11 at 102.00         Aa2          2,957,673
                 Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.6%

        1,060   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,104,117
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,615   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,620,814
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

          490   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            521,497
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16


                                       37


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         285   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa     $      289,717
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.0%

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds,           7/11 at 101.00         BBB          1,055,870
                 Ohio Presbyterian Retirement Services, Series 2001A,
                 7.125%, 7/01/29

        1,470   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,470,470
                 Revenue Bonds, Twin Towers, Series 1999A,
                 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 39.2%

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,009,930
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

        1,000   Centerville, Ohio, General Obligation Limited Tax Bonds,             12/11 at 100.00         Aa3          1,016,620
                 Capital Facilities Improvement, Series 2001,
                 5.125%, 12/01/26

        1,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          1,127,270
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15 -
                 FSA Insured

                Jackson City School District, Jackson County, Ohio, Unlimited
                Tax General Obligation School Improvement Bonds, Series 2001:
          880    5.500%, 12/01/22 - MBIA Insured                                      6/11 at 100.00         Aaa            961,242
          935    5.500%, 12/01/23 - MBIA Insured                                      6/11 at 100.00         Aaa          1,015,485

        1,000   Lakewood City School District, Cuyahoga County, Ohio,                12/14 at 100.00         AAA          1,100,030
                 General Obligation Bonds, Series 2004, 5.250%, 12/01/16 -
                 FSA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,034,800
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 - FGIC Insured

        2,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          2,034,920
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 - FGIC Insured

        1,000   Nordonia Hills City School District, Ohio, School Improvement        12/10 at 101.00         AAA          1,053,460
                 Bonds, Series 2000, 5.450%, 12/01/25 - AMBAC Insured

        1,900   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          2,005,165
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/23 - FGIC Insured

        1,850   Swanton Local School District, Fulton County, Ohio, General          12/11 at 101.00         AAA          1,918,746
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 -
                 FGIC Insured

        1,275   Sycamore Community School District, Hamilton County,                 12/09 at 101.00         AAA          1,298,473
                 Ohio, Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1999, 5.000%, 12/01/23 - MBIA Insured

        1,485   West Chester Township, Butler County, Ohio, Various Purpose          11/11 at 101.00         Aaa          1,627,709
                 Limited Tax General Obligation Refunding Bonds, Series 2001,
                 5.500%, 12/01/17 - AMBAC Insured

        1,000   West Holmes Local School District, Ohio, School Improvement           6/07 at 101.00         AAA          1,059,410
                 Bonds, Series 1997, 5.375%, 12/01/23 - MBIA Insured

        2,500   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          2,514,650
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

        2,965   Franklin County, Worthington, Ohio, Various Purpose Unlimited        12/11 at 100.00         AA+          3,178,569
                 Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.1%

        1,415   Hamilton County Convention Facilities Authority, Ohio, First          6/14 at 100.00         AAA          1,467,794
                 Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

        2,000   Ohio, Higher Education Capital Facilities, Appropriation Bonds,       2/11 at 100.00         AA+          2,062,660
                 Series II-2001A, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          4,532,640
                 6.000%, 8/01/16 - FSA Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,567,426
                 Loan Notes, Series 1999A, 6.375%, 10/01/19


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

$       2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,                2/11 at 100.00          AA     $    2,097,780
                 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding             No Opt. Call        Baa2          1,105,000
                 Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%

        1,440   Wadsworth, Ohio, Electric System Improvement Revenue Bonds,           2/12 at 100.00         Aaa          1,548,893
                 American Municipal Power Ohio Inc., Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA          1,002,583
                 Series 2001, 5.500%, 12/01/18 - AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Revenue Refunding             9/05 at 102.00         Ba1          1,477,574
                 Bonds, Dayton Power and Light Company Project, Series 1995,
                 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,038,780
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2          1,515,750
                 Revenue Refunding Bonds, Ohio Edison Company Project,
                 Series 1999C, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R            932,860
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.0%

        2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          2,153,200
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,700   Cincinnati, Ohio, Water System Revenue Bonds,                         6/11 at 100.00         AA+          1,770,550
                 Series 2001, 5.125%, 12/01/21

        2,375   Ohio Water Development Authority, Revenue Bonds,                     12/13 at 100.00         Aaa          2,436,321
                 Water Development Community Assistance Program,
                 Series 2003, 5.000%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      89,345   Total Long-Term Investments (cost $89,994,014) - 146.2%                                                  93,060,747
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      1,580,770
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   63,641,517
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.4%

$         980   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      856,050
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

        3,000   Ohio State Sewage and Solid Waste Disposal Facilities,               11/11 at 100.00          A+          3,027,750
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.7%

        2,050   Ohio Higher Educational Facilities Commission, Revenue               12/11 at 100.00        Baa1          2,186,633
                 Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.0%

        1,685   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1          1,747,648
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          1,008,830
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and                  10/11 at 101.00         AA-          1,914,362
                 Improvement Bonds, Catholic Healthcare Partners,
                 Series 2001A, 5.400%, 10/01/21

        2,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,098,960
                 Improvement Bonds, MedCentral Health System
                 Obligated Group, Series 2000B, 6.375%, 11/15/30

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          3,880,071
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        1,000   Franklin County, Ohio, GNMA Collateralized Multifamily                5/12 at 102.00         Aaa          1,047,120
                 Housing Mortgage Revenue Bonds, Agler Project,
                 Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.1%

        1,605   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/10 at 100.00         Aaa          1,630,182
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2001A, 5.500%, 9/01/34 (Alternative Minimum Tax)

          240   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            243,972
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.1%

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB            960,700
                 Revenue Bonds, Twin Towers, Series 1999A,
                 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 58.3%

        1,000   Cleveland, Ohio, General Obligation Bonds, Series 2003,               8/13 at 100.00         AAA          1,079,210
                 5.250%, 8/01/18 - FGIC Insured

        1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,           6/14 at 100.00         AAA          1,075,970
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/15 -
                 FSA Insured

        2,605   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          2,936,538
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15 - FSA Insured

        1,750   Fairfield City School District, Ohio, General Obligation             12/11 at 100.00         AAA          1,892,223
                 Refunding Bonds, Series 2001, 5.375%, 12/01/19 - FGIC Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General          12/11 at 100.00         Aaa          1,041,540
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 - MBIA Insured

        1,065   Lakewood City School District, Cuyahoga County, Ohio, General        12/14 at 100.00         AAA          1,171,532
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16 - FSA Insured

        4,000   Lebanon City School District, Warren County, Ohio, General           12/11 at 100.00         AAA          4,346,720
                 Obligation Bonds, Series 2001, 5.500%, 12/01/21 - FSA Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,420   Lorain County, Ohio, Limited Tax General Obligation Justice          12/12 at 100.00         Aaa     $    2,606,558
                 Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          1,017,460
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 - FGIC Insured

        3,000   Milford Exempted Village School District, Ohio, General              12/11 at 100.00         Aaa          3,038,760
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30 - FSA Insured

        1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+          1,027,380
                 Bonds, Series 2001B, 5.000%, 9/15/21

        1,050   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          1,178,342
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.500%, 12/01/15 - FGIC Insured

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          1,982,070
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA          1,064,160
                 5.500%, 12/01/25 - FGIC Insured

        1,500   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          1,548,690
                 5.000%, 12/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.9%

        1,700   Hamilton, Butler County, Ohio, Limited Tax General Obligation        11/11 at 101.00         Aaa          1,715,317
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

        1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation          12/13 at 100.00          AA          1,153,802
                 Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        2,500   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,789,625
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          1,086,000
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds,                   12/11 at 100.00         AAA          1,055,750
                 Civic Theatre Project, Series 2001, 5.500%, 12/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.0%

        3,495   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          3,714,032
                 5.250%, 1/01/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.6%

        2,500   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,548,474
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2          1,515,750
                 Revenue Refunding Bonds, Ohio Edison Company Project,
                 Series 1999C, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        1,900   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00        N/R           1,772,433
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.0%

        2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          2,153,200
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Ohio Water Development Authority, Revenue Bonds,                     12/11 at 100.00         AAA          1,542,074
                 Fresh Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      65,620   Total Long-Term Investments (cost $66,968,945) - 148.4%                                                  68,655,888
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.5%                                                                      1,612,589
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   46,268,477
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.7%

$       2,105   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,838,760
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.9%

        1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          1,238,513
                 Ohio Northern University Project, Series 2002, 5.750%, 5/01/16

        2,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          10/12 at 100.00          AA          2,148,760
                 Case Western Reserve University Project, Series 2002B,
                 5.500%, 10/01/22

        1,000   Ohio State University, General Receipts Bonds,                       12/09 at 101.00          AA          1,075,430
                 Series 1999A, 5.800%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.8%

          845   Akron, Bath, and Copley Joint Township Hospital District,               No Opt. Call        Baa1            876,417
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.000%, 11/15/08

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          1,765,453
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

        1,425   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00          A3          1,561,501
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               9/11 at 100.00          AA          1,090,950
                 Initiatives, Series 2001, 5.500%, 9/01/12

        1,000   Parma Community General Hospital Association, Ohio,                  11/08 at 101.00          A-            991,720
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998, 5.375%, 11/01/29

        1,000   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          1,049,480
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.3%

          515   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            536,434
                 Securities Program, Residential Mortgage  Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

          985   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            988,546
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

          475   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            505,533
                 Securities Program, Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6%

          500   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB            500,160
                 Revenue Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 47.6%

        2,000   Canal Winchester Local School District, Franklin and Fairfield       12/08 at 102.00         AAA          2,071,180
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25 -
                 FGIC Insured

        1,475   Eaton City School District, Preble County, Ohio, General             12/12 at 101.00         Aaa          1,646,277
                 Obligation Bonds, Series 2002, 5.750%, 12/01/21 -
                 FGIC Insured

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa3          2,092,880
                 Obligation Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00         AA-          1,066,280
                 5.375%, 12/01/22

        1,000   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,032,010
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         Aaa          1,296,073
                 5.125%, 12/01/26 - AMBAC Insured

        1,190   Miami East Local School District, Miami County, Ohio,                12/12 at 100.00         AAA          1,203,697
                 General Obligation Bonds, Series 2002, 5.125%, 12/01/29 -
                 FSA Insured


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+     $    1,033,830
                 Bonds, Series 2001B, 5.000%, 9/15/20

        1,000   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          1,067,620
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/21 - FGIC Insured

        1,535   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA          1,632,380
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        1,130   Solon, Ohio, General Obligation Refunding and Improvement            12/12 at 100.00         AA+          1,188,500
                 Bonds, Series 2002, 5.000%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.9%

          500   Hamilton County Convention Facilities Authority, Ohio,                6/14 at 100.00         AAA            527,600
                 First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 -
                 FGIC Insured

        1,000   Midview Local School District, Lorain County, Ohio, Certificates      5/13 at 100.00           A            978,460
                 of Participation, Series 2003, 5.000%, 11/01/30

        2,000   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,231,700
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        1,250   Ohio Building Authority, State Facilities Bonds, Administrative       4/12 at 100.00         AAA          1,372,888
                 Building Fund Projects, Series 2002A, 5.500%, 4/01/18 -
                 FSA Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call         AAA          2,269,500
                 Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.3%

        1,140   Columbus Municipal Airport Authority, Ohio, Airport                     No Opt. Call         AAA          1,247,605
                 Improvement Revenue Bonds, Port Columbus International
                 Airport Project, Series 1998B, 5.250%, 1/01/11 -
                 AMBAC Insured

        1,550   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          1,753,887
                 5.500%, 2/15/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.0%

        1,500   Wadsworth, Ohio, Electric System Improvement Revenue                  2/12 at 100.00         Aaa          1,613,430
                 Bonds, American Municipal Power Ohio Inc., Series 2002,
                 5.250%, 2/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.1%

        1,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          1,076,600
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Hamilton County, Ohio, Sewer System Revenue Refunding                12/11 at 100.00         AAA          1,611,600
                 and Improvement Bonds, Metropolitan Sewer District of
                 Greater Cincinnati, Series 2001A, 5.250%, 12/01/18 -
                 MBIA Insured

        1,500   Ohio Water Development Authority, Revenue Bonds, Fresh               12/11 at 100.00         AAA          1,542,073
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      45,265   Total Long-Term Investments (cost $46,232,184) - 148.2%                                                  47,723,727
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                        984,525
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $    32,208,252
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES July 31, 2004
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $256,161,806, $165,695,762
   and $44,626,861, respectively)                                                   $271,190,724      $173,319,781      $45,792,157
Cash                                                                                     936,082         1,209,431          299,308
Receivables:
   Interest                                                                            3,184,645         2,210,055          552,887
   Investments sold                                                                           --                --               --
Other assets                                                                              12,204             4,660               95
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   275,323,655       176,743,927       46,644,447
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                             --         3,043,751               --
Forward swaps, at value                                                                       --                --           64,628
Accrued expenses:
   Management fees                                                                       149,330            94,851           13,771
   Other                                                                                  56,874            72,915           26,225
Preferred share dividends payable                                                          3,346             3,536            1,379
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                  209,550         3,215,053          106,003
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                94,000,000        56,000,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $181,114,105      $117,528,874      $30,538,444
====================================================================================================================================
Common shares outstanding                                                             11,674,873         7,736,663        2,059,945
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      15.51      $      15.19      $     14.82
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    116,749      $     77,367      $    20,599
Paid-in surplus                                                                      163,295,195       108,168,938       29,152,921
Undistributed net investment income                                                    1,934,690         1,390,724          347,437
Accumulated net realized gain (loss) from investments                                    738,553           267,826          (83,181)
Net unrealized appreciation (depreciation) of investments and
   forward swap transactions                                                          15,028,918         7,624,019        1,100,668
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $181,114,105      $117,528,874      $30,538,444
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $221,294,176, $89,994,014
   $66,968,945 and $46,232,184, respectively)                      $229,729,941      $93,060,747       $68,655,888      $47,723,727
Cash                                                                    320,862          420,036           897,796          400,748
Receivables:
   Interest                                                           2,838,029        1,200,834           763,686          605,163
   Investments sold                                                     975,674               --                --              --
Other assets                                                             12,328            7,412               145            7,245
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  233,876,834       94,689,029        70,317,515       48,736,883
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                            --               --                --               --
Forward swaps, at value                                                      --               --                --               --
Accrued expenses:
   Management fees                                                      127,221           28,007            20,793           14,405
   Other                                                                109,959           16,832            24,304           12,272
Preferred share dividends payable                                         5,547            2,673             3,941            1,954
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 242,727           47,512            49,038           28,631
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               77,000,000       31,000,000        24,000,000       16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $156,634,107      $63,641,517       $46,268,477      $32,208,252
====================================================================================================================================
Common shares outstanding                                             9,662,870        4,228,284         3,115,497        2,157,564
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      16.21      $     15.05       $     14.85      $     14.93
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     96,629      $    42,283       $    31,155      $    21,576
Paid-in surplus                                                     146,390,733       60,002,631        44,146,538       30,527,270
Undistributed net investment income                                   1,561,039          680,530           451,940          125,984
Accumulated net realized gain (loss) from investments                   149,941         (150,660)          (48,099)          41,879
Net unrealized appreciation (depreciation) of investments and
   forward swap transactions                                          8,435,765        3,066,733         1,686,943        1,491,543
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $156,634,107      $63,641,517       $46,268,477      $32,208,252
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000       Unlimited          Unlimited        Unlimited
   Preferred                                                          1,000,000       Unlimited          Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2004
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $14,028,366        $8,938,840       $2,280,369
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,778,400         1,134,184          303,892
Preferred shares - auction fees                                                          235,758           140,451           40,223
Preferred shares - dividend disbursing agent fees                                         20,053            20,053           10,028
Shareholders' servicing agent fees and expenses                                           31,071            21,001              757
Custodian's fees and expenses                                                             62,655            44,958           10,719
Directors'/Trustees' fees and expenses                                                     4,526             4,523              922
Professional fees                                                                         19,525            15,732           10,176
Shareholders' reports - printing and mailing expenses                                     34,422            20,687            3,913
Stock exchange listing fees                                                               12,999            11,021              181
Investor relations expense                                                                11,883             6,998            4,133
Other expenses                                                                            24,606            11,807            9,584
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                               2,235,898         1,431,415          394,528
   Custodian fee credit                                                                   (9,564)          (15,217)          (5,024)
   Expense reimbursement                                                                      --                --         (140,258)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,226,334         1,416,198          249,246
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 11,802,032         7,522,642        2,031,123
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              1,180,195         1,871,869           51,975
Change in net unrealized appreciation (depreciation)
   of investments                                                                      4,399,778         1,053,906        1,008,797
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                                               --                --          (64,628)
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              5,579,973         2,925,775          996,144
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (724,631)         (313,219)        (111,533)
From accumulated net realized gains from investments                                     (95,441)         (220,148)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                         (820,072)         (533,367)        (111,533)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                   $16,561,933        $9,915,050       $2,915,734
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       46

                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $12,180,335       $4,871,907        $3,437,470       $2,328,521
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,519,417          617,748           458,482          318,944
Preferred shares - auction fees                                         193,121           77,932            60,193           41,382
Preferred shares - dividend disbursing agent fees                        30,082           10,028            10,028           10,028
Shareholders' servicing agent fees and expenses                          32,997            1,474             1,223            1,132
Custodian's fees and expenses                                            57,086           22,197            15,941           12,092
Directors'/Trustees' fees and expenses                                    4,401            2,130             1,680            1,250
Professional fees                                                        16,780           11,963            11,556           10,147
Shareholders' reports - printing and mailing expenses                    17,897            3,807             7,419            9,004
Stock exchange listing fees                                              11,184              371               274              190
Investor relations expense                                               10,152            7,509             6,172            4,335
Other expenses                                                           15,524           10,988            10,730            8,916
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,908,641          766,147           583,698          417,420
   Custodian fee credit                                                 (16,996)          (3,826)           (6,637)          (5,476)
   Expense reimbursement                                                     --         (285,114)         (211,607)        (147,205)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,891,645          477,207           365,454          264,739
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                10,288,690        4,394,700         3,072,016        2,063,782
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                             2,207,042         (170,963)          (16,409)          41,914
Change in net unrealized appreciation (depreciation)
   of investments                                                       246,313        1,850,624         1,654,989        1,025,170
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                              --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             2,453,355        1,679,661         1,638,580        1,067,084
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (535,383)        (255,016)         (181,912)       (124,399)
From accumulated net realized gains from investments                   (141,268)          (5,304)               --         (10,818)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (676,651)        (260,320)         (181,912)       (135,217)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $12,065,394       $5,814,041        $4,528,684      $2,995,649
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                              MICHIGAN                          MICHIGAN                           MICHIGAN
                                        QUALITY INCOME (NUM)              PREMIUM INCOME (NMP)             DIVIDEND ADVANTAGE (NZW)
                                 -----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      7/31/04          7/31/03           7/31/04     7/31/03                7/31/04         7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 11,802,032     $ 12,090,435       $ 7,522,642       $ 7,932,887      $ 2,031,123     $ 2,041,873
Net realized gain (loss)
   from investments                 1,180,195        1,537,864         1,871,869         1,797,104           51,975          43,512
Change in net unrealized
   appreciation (depreciation)
   of investments                   4,399,778       (4,630,793)        1,053,906        (4,692,253)       1,008,797        (463,571)
Change in net unrealized
   appreciation (depreciation)
   of forward swap
   transactions                            --               --                --                --          (64,628)             --
Distributions to Preferred Shareholders:
   From net investment income        (724,631)        (882,566)         (313,219)         (551,440)        (111,533)       (141,482)
   From accumulated net
     realized gains
     from investments                 (95,441)        (128,818)         (220,148)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations          16,561,933        7,986,122         9,915,050         4,486,298        2,915,734       1,480,332
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (11,067,332)     (10,738,262)       (7,285,471)       (6,995,623)      (1,841,125)     (1,770,278)
From accumulated net
   realized gains
   from investments                (1,232,780)      (1,195,839)       (3,007,816)               --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares
   from distributions
   to Common shareholders         (12,300,112)     (11,934,101)      (10,293,287)       (6,995,623)      (1,841,125)     (1,770,278)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    666,222          503,555           488,732           108,017           22,217           3,344
Preferred shares offering costs            --               --                --                --           (1,870)         50,657
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         666,222          503,555           488,732           108,017           20,347          54,001
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      4,928,043       (3,444,424)          110,495        (2,401,308)       1,094,956        (235,945)
Net assets applicable to
   Common shares at
   the beginning of year          176,186,062      179,630,486       117,418,379       119,819,687       29,443,488      29,679,433
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $181,114,105     $176,186,062      $117,528,874      $117,418,379      $30,538,444     $29,443,488
====================================================================================================================================
Undistributed net investment
   income at the end of year     $  1,934,690     $  1,925,191      $  1,390,724      $  1,483,435      $   347,437     $   269,088
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                              OHIO                               OHIO                               OHIO
                                       QUALITY INCOME (NUO)             DIVIDEND ADVANTAGE (NXI)         DIVIDEND ADVANTAGE 2 (NBJ)
                                 -----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      7/31/04          7/31/03           7/31/04           7/31/03          7/31/04         7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 10,288,690     $ 10,568,139       $ 4,394,700       $ 4,444,153      $ 3,072,016     $ 3,127,428
Net realized gain (loss)
   from investments                 2,207,042          742,663          (170,963)          156,618          (16,409)        393,224
Change in net unrealized
   appreciation (depreciation)
   of investments                     246,313       (3,005,456)        1,850,624        (1,154,603)       1,654,989      (1,127,584)
Change in net unrealized appreciation
   (depreciation) of forward swap
   transactions                            --               --                --                --               --              --
Distributions to Preferred Shareholders:
   From net investment income        (535,383)        (735,656)         (255,016)         (307,940)        (181,912)       (236,527)
   From accumulated net
     realized gains
     from investments                (141,268)              --            (5,304)           (5,459)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares from operations   12,065,394        7,569,690         5,814,041         3,132,769        4,528,684       2,156,541
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (9,681,971)      (9,454,399)       (4,096,876)       (3,865,874)      (2,862,473)     (2,710,843)
From accumulated net
   realized gains
   from investments                (2,044,035)              --           (71,806)          (43,462)             --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (11,726,006)      (9,454,399)       (4,168,682)       (3,909,336)      (2,862,473)     (2,710,843)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    883,014          945,060            74,236           115,397           26,498          13,374
Preferred shares offering costs            --               --            (1,664)           36,823           (1,870)         45,457
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         883,014          945,060            72,572           152,220           24,628          58,831
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      1,222,402         (939,649)        1,717,931          (624,347)       1,690,839        (495,471)
Net assets applicable to
   Common shares at the
   beginning of year              155,411,705      156,351,354        61,923,586        62,547,933       44,577,638      45,073,109
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $156,634,107     $155,411,705       $63,641,517       $61,923,586      $46,268,477     $44,577,638
====================================================================================================================================
Undistributed net investment
   income at the end of year     $  1,561,039     $  1,508,224       $   680,530       $   658,025      $   451,940     $   425,175
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                                                     OHIO
                                                                                                         DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                         ---------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            7/31/04         7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 2,063,782     $ 2,083,454
Net realized gain (loss) from investments                                                                    41,914         305,202
Change in net unrealized appreciation
   (depreciation) of investments                                                                          1,025,170        (942,414)
Change in net unrealized appreciation
   (depreciation) of forward swap
   transactions                                                                                                  --              --
Distributions to Preferred Shareholders:
   From net investment income                                                                              (124,399)       (149,564)
   From accumulated net realized gains
     from investments                                                                                       (10,818)        (15,641)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                                                          2,995,649       1,281,037
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (1,889,890)     (1,889,785)
From accumulated net realized gains
   from investments                                                                                        (146,047)       (121,348)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (2,035,937)     (2,011,133)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions                                                                            4,762           3,539
Preferred shares offering costs                                                                              (1,408)        (23,189)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                                 3,354         (19,650)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                              963,066        (749,746)
Net assets applicable to Common
   shares at the beginning of year                                                                       31,245,186      31,994,932
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $32,208,252     $31,245,186
====================================================================================================================================
Undistributed net investment
   income at the end of year                                                                            $   125,984     $    76,532
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund
(NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, Michigan Premium Income (NMP) had an outstanding when-issued purchase commitment of $3,043,751. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --          840           --
   Series W                                         --           --          640
   Series TH                                     3,200        1,400           --
   Series F                                        560           --           --
--------------------------------------------------------------------------------
Total                                            3,760        2,240          640
================================================================================


                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                           680           --           --           --
   Series T                            --           --           --          660
   Series W                            --        1,240           --           --
   Series TH                        1,400           --           --           --
   Series TH2                       1,000           --           --           --
   Series F                            --           --          960           --
--------------------------------------------------------------------------------
Total                               3,080        1,240          960          660
================================================================================

Forward Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net earnings. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation is based on the notional or nominal amount of the forward swap contract. The Funds may close out a contract prior to the effective date. Forward swaps do not involve the delivery of securities or other underlying assets or principal, but rather are settled in cash. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment. To minimize such credit risk, all counterparties are required to segregate collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to segregate assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss. The Funds help reduce the credit risks associated with forward swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ). Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI), Ohio Dividend Advantage 2's (NBJ) and Ohio Dividend Advantage 3's (NVJ) total share of Common share offering costs ($61,530, $126,237, $93,150 and $64,500, respectively) were recorded as a reduction of the proceeds from the sales of Common shares.

Total costs incurred by Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage Fund 3 (NVJ) in connection with their offering of Preferred shares ($275,343, $415,427, $362,543 and $294,515, respectively) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Fund's organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                                 MICHIGAN QUALITY           MICHIGAN PREMIUM          MICHIGAN DIVIDEND
                                   INCOME (NUM)               INCOME (NMP)             ADVANTAGE (NZW)
                                ----------------------   ----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                7/31/04      7/31/03       7/31/04      7/31/03      7/31/04      7/31/03
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions              40,867        30,579       30,749        6,562        1,185          217
=========================================================================================================
                                   OHIO QUALITY               OHIO DIVIDEND             OHIO DIVIDEND
                                   INCOME (NUO)              ADVANTAGE (NXI)          ADVANTAGE 2 (NBJ)
                                ----------------------   ----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                7/31/04      7/31/03       7/31/04      7/31/03      7/31/04      7/31/03
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions              49,919        54,111        4,481        7,470        1,437          872
=========================================================================================================
                                                                                        OHIO DIVIDEND
                                                                                      ADVANTAGE 3 (NVJ)
                                                                                -------------------------
                                                                                  YEAR ENDED   YEAR ENDED
                                                                                     7/31/04      7/31/03
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                         299          230
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended July 31, 2004, were as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Purchases                                  $41,307,936  $47,786,785   $5,889,666
Sales and maturities                        40,237,647   50,369,632    4,171,285
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Purchases                     $71,993,376   $9,973,168  $10,602,668   $4,170,740
Sales and maturities           71,756,732    8,905,530   10,189,908    3,719,910
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2004, the cost of investments were as follows:

                                            MICHIGAN      MICHIGAN      MICHIGAN
                                             QUALITY       PREMIUM      DIVIDEND
                                              INCOME        INCOME     ADVANTAGE
                                               (NUM)         (NMP)         (NZW)
--------------------------------------------------------------------------------

Cost of investments                     $256,245,678  $165,614,999   $44,624,941
================================================================================


                                  OHIO          OHIO          OHIO          OHIO
                               QUALITY      DIVIDEND      DIVIDEND      DIVIDEND
                                INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                 (NUO)         (NXI)         (NBJ)         (NVJ)
--------------------------------------------------------------------------------
Cost of investments       $221,248,768   $89,938,918   $66,954,676   $46,225,873
================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2004, were as follows:

                                                                         MICHIGAN     MICHIGAN     MICHIGAN
                                                                          QUALITY      PREMIUM     DIVIDEND
                                                                           INCOME       INCOME    ADVANTAGE
                                                                            (NUM)        (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                       $16,076,874   $8,500,128   $1,376,031
   Depreciation                                                        (1,131,828)    (795,346)    (208,815)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            $14,945,046   $7,704,782   $1,167,216
===========================================================================================================
                                                               OHIO         OHIO          OHIO         OHIO
                                                            QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)        (NXI)         (NBJ)        (NVJ)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $9,047,358   $3,402,882    $1,923,670   $1,728,609
   Depreciation                                            (566,185)    (281,053)     (222,458)    (230,755)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments               $8,481,173   $3,121,829    $1,701,212   $1,497,854
===========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net investment income and net realized gains at July 31, 2004, were as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                                  $2,706,496   $1,894,851     $500,325
Undistributed net ordinary income *                                      60,807       14,373           --
Undistributed net long-term capital gains                               915,473      267,823           --
=========================================================================================================

                                                               OHIO        OHIO         OHIO         OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $2,328,022    $960,391     $681,157     $279,127
Undistributed net ordinary income *                          54,254      10,211          349           --
Undistributed net long-term capital gains                    95,687          --           --       41,879
=========================================================================================================


* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2004                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $11,754,459   $7,435,769   $1,951,436
Distributions from net ordinary income *                                 30,661      161,074           --
Distributions from net long-term capital gains                        1,328,221    3,227,967           --
=========================================================================================================
                                                               OHIO        OHIO         OHIO         OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                                                          (NUO)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,199,299  $4,338,961   $3,036,212   $2,013,038
Distributions from net ordinary income *                     18,197       1,707           --      156,865
Distributions from net long-term capital gains            2,185,303      75,417           --           --
=========================================================================================================

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2003                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $11,597,039   $7,524,815   $1,902,369
Distributions from net ordinary income *                                     --           --           --
Distributions from net long-term capital gains                        1,324,657           --           --
=========================================================================================================
                                                               OHIO        OHIO         OHIO         OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2003                                                          (NUO)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,147,481  $4,155,416   $2,926,588   $2,038,899
Distributions from net ordinary income *                         --          --           --      137,104
Distributions from net long-term capital gains                   --      48,921           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                       MICHIGAN         OHIO         OHIO
                                                                       DIVIDEND     DIVIDEND     DIVIDEND
                                                                      ADVANTAGE    ADVANTAGE  ADVANTAGE 2
                                                                          (NZW)        (NXI)        (NBJ)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2011                                                                 $83,181      $    --      $21,436
   2012                                                                      --       23,743        3,575
---------------------------------------------------------------------------------------------------------
Total                                                                   $83,181      $23,743      $25,011
=========================================================================================================

The following Funds elected to defer net realized losses from investments incurred from November 1, 2003 through July 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                        OHIO         OHIO
                                                                                    DIVIDEND     DIVIDEND
                                                                                   ADVANTAGE  ADVANTAGE 2
                                                                                       (NXI)        (NBJ)
---------------------------------------------------------------------------------------------------------
                                                                                    $126,917      $23,088
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
                                                   MICHIGAN PREMIUM INCOME (NMP)
AVERAGE DAILY NET ASSETS (INCLUDING                    OHIO QUALITY INCOME (NUO)
NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                 MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
                                                 OHIO DIVIDEND ADVANTAGE 2 (NBJ)
AVERAGE DAILY NET ASSETS (INCLUDING              OHIO DIVIDEND ADVANTAGE 3 (NVJ)
NET ASSETS ATTRIBUTABLE TOPREFERRED SHARES)                  MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Directors/Trustees, a complex-wide management fee structure has been adopted by all funds sponsored by the Adviser and its affiliates effective August 1, 2004. This structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets managed within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.

The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                                   COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS (1)                                                FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                    1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to leverage used in the Nuveen fund complex) of all funds sponsored by the Adviser or by its affiliates.

(2) With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

For each of the Funds, the fund-level fee, which is additive to the complex-level fee, is based upon the average daily Managed Assets of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
                                                   MICHIGAN PREMIUM INCOME (NMP)
                                                       OHIO QUALITY INCOME (NUO)
AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For Managed Assets over $5 billion                                        .3750
================================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
                                                 OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                                 OHIO DIVIDEND ADVANTAGE 3 (NVJ)
AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For Managed Assets over $2 billion                                        .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                  .30%                           2007                  .25%
2002                   .30                            2008                  .20
2003                   .30                            2009                  .15
2004                   .30                            2010                  .10
2005                   .30                            2011                  .05
2006                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                  .30%                          2007                   .25%
2002                   .30                           2008                   .20
2003                   .30                           2009                   .15
2004                   .30                           2010                   .10
2005                   .30                           2011                   .05
2006                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                  .30%                           2008                  .25%
2003                   .30                            2009                  .20
2004                   .30                            2010                  .15
2005                   .30                            2011                  .10
2006                   .30                            2012                  .05
2007                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2004, to shareholders of record on August 15, 2004, as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Dividend per share                              $.0790       $.0770       $.0745
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0835       $.0810       $.0770       $.0730
================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                          Investment Operations                              Less Distributions
                                     ---------------------------------------------------------------  ------------------------------
                                                               Distributions   Distributions
                                                                    from Net            from                 Net
                         Beginning                       Net      Investment         Capital          Investment    Capital
                            Common                 Realized/       Income to        Gains to           Income to   Gains to
                             Share          Net   Unrealized       Preferred       Preferred              Common     Common
                         Net Asset   Investment   Investment          Share-          Share-              Share-     Share-
                             Value       Income   Gain (Loss)        holders+        holders+  Total     holders    holders   Total
====================================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        $15.14        $1.01        $ .49           $(.06)         $(.01)   $1.43      $(.95)     $(.11)  $(1.06)
2003                         15.48         1.04         (.27)           (.08)          (.01)     .68       (.92)      (.10)   (1.02)
2002                         15.32         1.11          .15            (.11)          (.02)    1.13       (.90)      (.07)    (.97)
2001                         14.54         1.16          .82            (.29)          (.01)    1.68       (.88)      (.02)    (.90)
2000                         15.20         1.19         (.53)           (.30)          (.02)     .34       (.92)      (.08)   (1.00)
MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                         15.24          .97          .38            (.04)          (.03)    1.28       (.94)      (.39)   (1.33)
2003                         15.56         1.03         (.37)           (.07)            --      .59       (.91)        --     (.91)
2002                         15.31         1.05          .16            (.11)            --     1.10       (.85)        --     (.85)
2001                         14.24         1.07         1.07            (.25)            --     1.89       (.82)        --     (.82)
2000                         14.68         1.07         (.41)           (.27)            --      .39       (.83)        --     (.83)
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                         14.30         .99           .47            (.05)            --     1.41       (.89)        --     (.89)
2003                         14.42         .99          (.20)           (.07)            --      .72       (.86)        --     (.86)
2002(a)                      14.33         .76           .22            (.07)            --      .91       (.63)        --     (.63)
====================================================================================================================================
                                                                           Total Returns
                                                                       --------------------
                                                                                    Based
                               Offering                                                on
                              Costs and        Ending                              Common
                              Preferred        Common                   Based       Share
                                  Share         Share      Ending          on         Net
                           Underwriting     Net Asset      Market      Market       Asset
                              Discounts         Value       Value       Value**     Value**
===========================================================================================
MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                               $ --        $15.51    $15.2000        5.17%       9.52%
2003                                 --         15.14     15.4500        2.40        4.35
2002                                 --         15.48     16.1000       11.18        7.68
2001                                 --         15.32     15.4200       17.11       11.90
2000                                 --         14.54     14.0000       (9.92)       2.51
MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                 --         15.19     14.3700        5.46        8.56
2003                                 --         15.24     14.8500        2.64        3.71
2002                                 --         15.56     15.3500       10.52        7.40
2001                                 --         15.31     14.7100       17.81       13.61
2000                                 --         14.24     13.2500       (6.16)       2.95
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                 --         14.82     14.6500        2.99       10.00
2003                                .02         14.30     15.1000        9.19        5.01
2002(a)                            (.19)        14.42     14.6500        2.00        5.21
===========================================================================================
                                                                Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -----------------------------     ------------------------------
                                                           Ratio of Net                      Ratio of Net
                                              Ratio of       Investment          Ratio of      Investment
                                Ending        Expenses        Income to          Expenses       Income to
                                   Net      to Average          Average        to Average         Average
                                Assets      Net Assets       Net Assets        Net Assets      Net Assets
                            Applicable      Applicable       Applicable        Applicable      Applicable       Portfolio
                             to Common       to Common        to Common         to Common       to Common        Turnover
                           Shares (000)         Shares++         Shares++          Shares++        Shares++          Rate
===========================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                          $181,114            1.22%            6.44%             1.22%           6.45%             15%
2003                           176,186            1.24             6.56              1.24            6.57              15
2002                           179,630            1.28             7.29              1.27            7.29              19
2001                           176,664            1.30             7.79              1.29            7.80              20
2000                           167,429            1.29             8.29              1.27            8.31              25
MICHIGAN PREMIUM
INCOME (NMP)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                           117,529            1.20             6.28              1.19            6.30              28
2003                           117,418            1.21             6.49              1.20            6.50              18
2002                           119,820            1.25             6.82              1.24            6.83               9
2001                           117,784            1.24             7.24              1.23            7.25              15
2000                           109,565            1.29             7.73              1.28            7.74              34
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                            30,538            1.28             6.13               .81            6.60               9
2003                            29,443            1.29             6.15               .82            6.61               2
2002(a)                         29,679            1.35*            6.00*              .90*           6.45*             21
===========================================================================================================================
                             Preferred Shares at End of Period
                          ---------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market        Asset
                          Outstanding          Value     Coverage
                                 (000)     Per Share    Per Share
=================================================================
MICHIGAN QUALITY
INCOME (NUM)
-----------------------------------------------------------------
Year Ended 7/31:
2004                          $94,000        $25,000      $73,169
2003                           94,000         25,000       71,858
2002                           94,000         25,000       72,774
2001                           94,000         25,000       71,985
2000                           94,000         25,000       69,529
MICHIGAN PREMIUM
INCOME (NMP)
-----------------------------------------------------------------
Year Ended 7/31:
2004                           56,000         25,000       77,468
2003                           56,000         25,000       77,419
2002                           56,000         25,000       78,491
2001                           56,000         25,000       77,582
2000                           56,000         25,000       73,913
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-----------------------------------------------------------------
Year Ended 7/31:
2004                           16,000         25,000       72,716
2003                           16,000         25,000       71,005
2002(a)                        16,000         25,000       71,374
=================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through July 31, 2002.


                                 See accompanying notes to financial statements.

                                  62-63 SPREAD


                        Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations                             Less Distributions
                                     ---------------------------------------------------------------  ------------------------------
                                                               Distributions   Distributions
                                                                    from Net            from                 Net
                         Beginning                       Net      Investment         Capital          Investment    Capital
                            Common                 Realized/       Income to        Gains to           Income to   Gains to
                             Share          Net   Unrealized       Preferred       Preferred              Common     Common
                         Net Asset   Investment   Investment          Share-          Share-              Share-     Share-
                            Value       Income   Gain (Loss)        holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                       $16.17        $1.07        $ .25           $(.06)          $(.01)  $1.25      $(1.00)     $(.21)  $(1.21)
2003                        16.36         1.10         (.22)           (.08)             --     .80        (.99)        --     (.99)
2002                        16.10         1.14          .18            (.13)             --    1.19        (.93)        --     (.93)
2001                        15.52         1.20          .56            (.27)             --    1.49        (.91)        --     (.91)
2000                        16.13         1.21         (.56)           (.29)             --     .36        (.97)        --     (.97)

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.66         1.04          .40            (.06)             --    1.38        (.97)      (.02)    (.99)
2003                        14.83         1.05         (.23)           (.07)             --     .75        (.92)      (.01)    (.93)
2002                        14.57         1.06          .19            (.12)             --    1.13        (.87)        --     (.87)
2001(a)                     14.33          .29          .35            (.04)             --     .60        (.22)        --     (.22)

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.31          .99          .53            (.06)             --    1.46        (.92)        --     (.92)
2003                        14.48         1.00         (.23)           (.08)             --     .69        (.87)        --     (.87)
2002(b)                     14.33          .78          .23            (.08)             --     .93        (.62)        --     (.62)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.48          .96          .51            (.06)           (.01)   1.40        (.88)      (.07)    (.95)
2003                        14.83          .97         (.29)           (.07)           (.01)    .60        (.88)      (.06)    (.94)
2002(c)                     14.33          .25          .65            (.02)             --     .88        (.22)        --     (.22)
====================================================================================================================================
                                                                           Total Returns
                                                                       --------------------
                                                                                    Based
                               Offering                                                on
                              Costs and        Ending                              Common
                              Preferred        Common                   Based       Share
                                  Share         Share      Ending          on         Net
                           Underwriting     Net Asset      Market      Market       Asset
                              Discounts         Value       Value       Value**     Value**
===========================================================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                               $ --        $16.21    $16.3000        2.59%       7.87%
2003                                 --         16.17     17.0400       (3.15)       4.84
2002                                 --         16.36     18.6200       17.00        7.63
2001                                 --         16.10     16.8000        6.86        9.85
2000                                 --         15.52     16.6250       (1.80)       2.50

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                 --         15.05     14.8000       10.70        9.54
2003                                .01         14.66     14.2600        (.04)       5.09
2002                                 --         14.83     15.1500        4.48        8.02
2001(a)                            (.14)        14.57     15.3500        3.77        3.21

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                 --         14.85     14.7000        9.60       10.33
2003                                .01         14.31     14.2600        3.17        4.74
2002(b)                            (.16)        14.48     14.6500        1.91        5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                                 --         14.93     14.3000        5.86        9.72
2003                               (.01)        14.48     14.4000         .09        3.81
2002(c)                            (.16)        14.83     15.3000        3.47        5.05
===========================================================================================
                                                                Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -----------------------------     ------------------------------
                                                           Ratio of Net                      Ratio of Net
                                              Ratio of       Investment          Ratio of      Investment
                                Ending        Expenses        Income to          Expenses       Income to
                                   Net      to Average          Average        to Average         Average
                                Assets      Net Assets       Net Assets        Net Assets      Net Assets
                            Applicable      Applicable       Applicable        Applicable      Applicable       Portfolio
                             to Common       to Common        to Common         to Common       to Common        Turnover
                           Shares (000)         Shares++         Shares++          Shares++        Shares++          Rate
==========================================================================================================================
OHIO QUALITY
INCOME (NUO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                          $156,634            1.20%            6.46%             1.19%           6.47%             31%
2003                           155,412            1.22             6.59              1.22            6.60              12
2002                           156,351            1.26             7.10              1.24            7.12              26
2001                           153,164            1.32             7.58              1.30            7.60              15
2000                           147,045            1.31             7.88              1.29            7.89              11

OHIO DIVIDEND
ADVANTAGE (NXI)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                            63,642            1.20             6.41               .75            6.86              10
2003                            61,924            1.23             6.52               .78            6.97               6
2002                            62,548            1.24             6.79               .78            7.25              18
2001(a)                         61,424            1.15*            5.58*              .71*           6.02*              4

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                            46,268            1.25             6.13               .79            6.60              15
2003                            44,578            1.27             6.26               .81            6.72              15
2002(b)                         45,073            1.25*            6.12*              .80*           6.57*             39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                            32,208            1.28             5.87               .81            6.34               8
2003                            31,245            1.28             5.89               .82            6.35              16
2002(c)                         31,995            1.22*            4.72*              .80*           5.15*              7
==========================================================================================================================
                             Preferred Shares at End of Period
                          ---------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market        Asset
                          Outstanding          Value     Coverage
                                 (000)     Per Share    Per Share
=================================================================
OHIO QUALITY
INCOME (NUO)
-----------------------------------------------------------------
Year Ended 7/31:
2004                          $77,000        $25,000      $75,855
2003                           77,000         25,000       75,458
2002                           77,000         25,000       75,763
2001                           77,000         25,000       74,729
2000                           77,000         25,000       72,742

OHIO DIVIDEND
ADVANTAGE (NXI)
-----------------------------------------------------------------
Year Ended 7/31:
2004                           31,000         25,000       76,324
2003                           31,000         25,000       74,938
2002                           31,000         25,000       75,442
2001(a)                        31,000         25,000       74,535

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-----------------------------------------------------------------
Year Ended 7/31:
2004                           24,000         25,000       73,196
2003                           24,000         25,000       71,435
2002(b)                        24,000         25,000       71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-----------------------------------------------------------------
Year Ended 7/31:
2004                           16,500         25,000       73,800
2003                           16,500         25,000       72,341
2002(c)                        16,500         25,000       73,477
=================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through July 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through July 31, 2002.
(c) For the period March 25, 2002 (commencement of operations) through July 31, 2002.


                                 See accompanying notes to financial statements.


                                  64-65 SPREAD

Board Members
       AND OFFICERS



The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       145
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/16/48                                                   Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       66

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       67

Board Members
       AND OFFICERS (CONTINUED)



                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)        145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       68


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's quarterly portfolio of investments and information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.



GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF
DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended July 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments

                                                                     EAN-B-0704D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on July 31, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED        AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND               BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                          $ 11,608                     $ 0                         $ 409                    $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                         N/A                      0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                          $ 10,265                     $ 0                         $ 360                    $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                         N/A                      0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        N/A                            N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                    BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                           $ 2,909                         $ 0                           $ 0                   $ 2,909
July 31, 2003                           $ 2,660                         $ 0                           $ 0                   $ 2,660


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: October 8, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: October 8, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.